                           SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

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Check the appropriate box:

[X] Preliminary Proxy Statement       [_] Confidential, for Use of the
                                          Commission Only (as permitted by
                                          Rule 14a-6(e)(2))

[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                     John Hancock Variable Series Trust I
               ------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                     John Hancock Variable Series Trust I
               ------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)


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                     JOHN HANCOCK VARIABLE SERIES TRUST I

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

  A special Meeting of Shareholders of the John Hancock Variable Series Trust I (the "Fund") will be held at the office of John Hancock Variable Life Insurance Company, 197 Clarendon Street, Boston Massachusetts (telephone 1-800-732-5443), at 2:00 P.M., on Monday April 14, 1997, for the following purposes:

    (1) To approve, as to the Equity Index, Large Cap Value, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Small Cap Value, Strategic Bond, International Opportunities, and International Balanced Portfolios, the currently effective Management Agreement between the Fund and John Hancock Mutual Life Insurance Company ("John Hancock"), including a related Sub-Investment Management Agreement that also is currently effective for each Portfolio.

    (2) To approve, as to all of the Fund's Portfolios, amended Management Agreements that will reallocate to the Fund certain expenses relating to the operations and administration of the Fund.

    (3) To approve, as to the Equity Index Portfolio, an amended Management Agreement that will reduce the investment advisory fee paid by this Portfolio, including approval of a new Sub-Investment Management Agreement among the Fund, John Hancock, and State Street Global Advisors as to this Portfolio.

    (4) To approve, as to the Short-Term U.S. Government Portfolio, an amended Management Agreement that will reduce the investment advisory fee paid by this Portfolio.

    (5) To modify the investment restrictions of the Sovereign Bond Portfolio to allow it to purchase "when issued" securities and to enter into forward commitments.

    (6) To change the status of the investment objective and policies of the Money Market Portfolio to make them generally non-fundamental.

    (7) To modify the investment restrictions of the Managed Portfolio to allow it to purchase securities issued under Rule 144A of the Securities Act of 1933.

  In addition, any other matters incident to the conduct of the meeting or any adjournment thereof, may be transacted at this Special Meeting.

  An owner of a variable life insurance policy or a variable annuity contract ("Owner") will be entitled to give voting instructions only if he/she was the Owner of record as of the close of business on March 3, 1997. John Hancock is soliciting votes from Owners invested in the following Portfolios with respect to the indicated matters affecting those Portfolios:

                                                             PROPOSALS
                                                    ---------------------------
           PORTFOLIO                                1.  2.  3.  4.  5.  6.  7.
           ---------                                --- --- --- --- --- --- ---
    Growth & Income................................       X
    Sovereign Bond.................................       X           X
    Money Market...................................       X               X
    Large Cap Growth...............................       X
    Managed........................................       X                   X
    Real Estate Equity.............................       X
    International Equities.........................       X
    Short-Term U.S. Government.....................       X       X
    Special Opportunities..........................       X
    Equity Index...................................   X   X   X
    Large Cap Value................................   X   X
    Mid Cap Growth.................................   X   X
    Mid Cap Value..................................   X   X
    Small Cap Growth...............................   X   X
    Small Cap Value................................   X   X
    Strategic Bond.................................   X   X
    International Opportunities....................   X   X
    International Balanced.........................   X   X

                                               Henry D. Shaw
                                               Chairman, Board of Trustees

Boston, Massachusetts
March  , 1997
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 WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE
 AND RETURN THE ENCLOSED FORMS OF VOTING INSTRUCTIONS. ENCLOSED IS A VOTING INSTRUCTION FORM FOR EACH PORTFOLIO YOU ARE USING. PLEASE COMPLETE AND
 RETURN ALL FORMS. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.
-------------------------------------------------------------------------------

                                PROXY STATEMENT

                                    GENERAL

  This statement is furnished in connection with the solicitation of voting instructions by the management of John Hancock Variable Series Trust (the "Fund") for use at the Special Meeting of its Shareholders (the "Meeting"), to be held at the offices of John Hancock Variable Life Insurance Company ("JHVLICO"), 197 Clarendon Street, Boston, Massachusetts 02117, on Monday, April 14, 1997 at 2:00 P.M. Boston time. This solicitation is being made of all shares of each of the several series (the "Portfolios") of the Fund which are attributable to the Owners' interests in John Hancock Variable Life Accounts U, V, and S; John Hancock Variable Annuity Accounts U, V, and I; and John Hancock Mutual Variable Life Insurance Account UV (the "Accounts").

  The cost of printing and mailing this notice and statement and the accompanying voting instructions form and the cost of tabulating the votes will be borne by the Portfolios. All other expenses will be borne by John Hancock. In addition to solicitations by mail, a number of regular employees of JHVLICO and John Hancock Mutual Life Insurance Company ("John Hancock") may solicit voting instructions in person or by telephone; such employees will not be compensated for such services. Solicitation materials were first made available to Owners on or about March , 1997.

  Only the Portfolios indicated in the chart on page 2 of the attached notice will vote on each proposal listed in that chart. Where the chart shows more than one Portfolio as voting on a particular proposal, approval by any Portfolio will be effective as to that Portfolio, even if one or more other Portfolios fails to approve the proposal.

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR 1996 TO ANY SHAREHOLDER UPON REQUEST TO THE ADDRESS OR TOLL-FREE TELEPHONE NUMBER SHOWN IN THE NOTICE ATTACHED AT THE FRONT OF THIS PROXY STATEMENT.

VOTING INSTRUCTIONS

  Although JHVLICO and its parent, John Hancock, through the Accounts, legally own all of the Fund's shares, they will vote all of such shares in accordance with instructions given by Owners of variable life insurance policies and variable annuity contracts, as discussed below. For this purpose the Owner of a variable annuity contract during the period after annuity payments have commenced is the annuitant.

  Any authorized voting instructions will also be valid for any adjournment of the Meeting and will be revocable only at the direction of the Owner executing them. If an insufficient number of affirmative votes are obtained to approve any item, the Meeting may be adjourned to permit the solicitation of additional votes. Shares will be voted for any such adjournment in the discretion of those persons named in the voting instructions. Whether a proposal is approved depends upon whether a sufficient number of votes are cast for the proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against that proposal.

  Any person giving voting instructions may revoke them at any time prior to their exercise by submitting a superseding voting instruction form or a notice of revocation to the Fund. In addition, although mere attendance at the Meeting will not revoke voting instructions, an Owner present at the Meeting may withdraw his/her voting instruction form and vote in person. JHVLICO and John Hancock will vote Fund shares in accordance with all properly executed and unrevoked voting instructions received in time for the Meeting.

  JHVLICO and John Hancock will vote the Fund shares of each Portfolio held in their respective Accounts which are attributable to the policies and contracts in accordance with the voting instructions received from the Owners participating in that Portfolio. An Account's shares in any Portfolio which are not attributable to policies or contracts or for which no timely voting instructions are received will be represented and voted by JHVLICO or John Hancock in the same proportion as the voting instructions which are received from all Owners participating in the Portfolio through that Account. Fund shares which are not attributable to policies and contracts include shares purchased with contributions made as "seed money" to the Portfolios, by JHVLICO or John Hancock.

  Please refer to Appendix A to this statement if you wish additional information about the number of shares of each Portfolio that are outstanding or that are attributable to John Hancock or JHVLICO (rather than to Owners).

MAJORITY VOTING

  In order for the shareholders of any Portfolio to approve any of the proposals in this statement, the proposal must receive the favorable vote of a majority of the outstanding shares of that Portfolio. When used in this statement, a "majority of the outstanding voting shares" means the affirmative vote of more than 50% of the outstanding shares or, if it is less, 67% or more of the shares present or represented at the meeting.

  WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED FORM(S) OF VOTING INSTRUCTIONS. ENCLOSED IS A VOTING INSTRUCTION FORM FOR EACH PORTFOLIO YOU ARE USING. PLEASE COMPLETE AND RETURN ALL FORMS. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                  PROPOSAL 1

                      APPROVAL OF CURRENT MANAGEMENT AND
            SUB-INVESTMENT MANAGEMENT AGREEMENTS FOR EQUITY INDEX,
           LARGE CAP VALUE, MID CAP GROWTH, MID CAP VALUE, SMALL CAP
            GROWTH, SMALL CAP VALUE, STRATEGIC BOND, INTERNATIONAL
             OPPORTUNITIES, AND INTERNATIONAL BALANCED PORTFOLIOS

  At a meeting of the Fund's Board of Trustees held on February 18, 1997, the Trustees unanimously approved the continuance of, and voted to recommend that the Owners approve, the current Management Agreement, including related Sub-Investment Management Agreements, for the Equity Index, Large Cap Value, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Small Cap Value, Strategic Bond, International Opportunities, and International Balanced Portfolios.

  A copy of the current Management Agreement for these Portfolios is included as Appendix B to this statement. The terms of the current Management Agreement and the related Sub-Investment Management Agreements are summarized in Proposal 2 under "The Current Management Agreements" and "The Sub-Investment Management Agreements" and in Appendix C to this statement.

REASONS FOR THIS PROPOSAL

  These agreements are being submitted for shareholder approval at the Meeting because it will be the first shareholders meeting of the Fund since the nine portfolios to which these agreements relate were created in 1996. Thus, these agreements (unlike the similar agreements that relate to the nine older Portfolios) have never been approved by Owners. There have been no changes in any of the current agreements to which this Proposal relates since the inception of the Portfolios that they cover.

RELATIONSHIP TO PROPOSALS 2, 3 AND 4

  Proposals 2, 3 and 4 below also request approval of amended versions of the Management Agreement. Nevertheless, the current Management Agreement will continue as to any Portfolio whose Owners approve it under this Proposal 1, unless and until any such amended version is approved by Owners and becomes effective as to that Portfolio.

  As a practical matter, the current Management and Sub-Investment Management Agreements covered by this Proposal 1 will be substantially the same as are contemplated by Proposal 2, but without certain increased expenses contemplated by the latter. Accordingly, the information included (or referred to) in Proposal 2 that supports approval of those increased expenses also supports the current agreements for which this Proposal seeks approval.

TRUSTEES' RECOMMENDATION

  The Board of Trustees believes that approval of this Proposal 1 is in the best interests of the Fund and the Owners of each of the nine affected Portfolios.

  THE BOARD OF TRUSTEES RECOMMENDS THAT OWNERS OF THE NINE ABOVE-NAMED PORTFOLIOS GIVE INSTRUCTIONS TO VOTE FOR THE APPROVAL OF THE CURRENT
                                     ---
MANAGEMENT AND SUB-INVESTMENT MANAGEMENT AGREEMENTS AS TO EACH OF THE NINE ABOVE-NAMED PORTFOLIOS.

                                  PROPOSAL 2

                              APPROVAL OF AMENDED
                            MANAGEMENT AGREEMENTS
                              FOR ALL PORTFOLIOS

  At its February 18, 1997 meeting, the Board of Trustees also unanimously approved, and voted to recommend that Owners approve, an amendment to the four current Management Agreements ("Management Agreements") between the Fund and John Hancock. The amendment reallocates to the Fund certain expenses relating to the administration and operation of the Fund.

  The current Management Agreement, dated April 12, 1988, for the Real Estate Equity and International Equities Portfolios was last approved on April 12, 1994. This approval was obtained because of a change in the sub-investment manager of the Real Estate Equity Portfolio and a change in the investment objective and policies of the International Equity Portfolio. The current Management Agreement, dated April 15, 1994, for the Short-Term U.S. Government and Special Opportunities Portfolios was approved by the Portfolios' shareholders on April 26, 1995. These approvals were obtained because the Portfolios were in each case newly created, and their Management Agreements, therefore had not yet been approved by Owners. The current Management Agreement, dated April 12, 1988, for the Growth and Income, Sovereign Bond, Money Markets, Large Cap Growth, and Managed Portfolios was last approved by Owners in April 1988. This was the initial approval of that Management Agreement.

  John Hancock, a registered investment adviser under the Investment Advisers Act of 1940, began providing investment advice to investment companies in 1972 when it organized a management-type separate account, invested primarily in common stocks. Total assets under management by John Hancock and its subsidiaries as of December 31, 1996, amounted to over $106 billion, of which over $59 billion was owned by John Hancock.

THE CURRENT MANAGEMENT AGREEMENTS

  The current Management Agreements are substantially similar to one another, except that they provide for different rates of investment advisory fees with respect to the several Portfolios. The most recent of the four current Management Agreements is set forth in Appendix B to this statement. Pursuant to the Management Agreements, John Hancock advises the Fund in connection with policy decisions; provides administration of day-to-day operations; provides personnel, office space, equipment and supplies for the Fund; maintains records required by the Investment Company Act of 1940; values assets and liabilities of the Fund; computes income, net asset value, and yield of each Portfolio; and supervises activities of the sub-investment managers referred to below.

  For its investment management and advisory services, John Hancock is paid a fee each Portfolio at the following rates:

                                                  FEE ON AN ANNUAL BASIS AS A
NAME OF                           TOTAL AMOUNT   PERCENTAGE OF THE PORTFOLIO'S
PORTFOLIO                        PAID FOR 1996*    AVERAGE DAILY NET ASSETS*
---------                        -------------- --------------------------------
                                 (IN THOUSANDS)
Small Cap Growth................      $ 69      0.75%
Mid Cap Growth..................      $ 43      0.85% of the first $100,000,000
                                                0.80% of all additional amounts
Small Cap Value.................      $ 44      0.80% of the first $100,000,000
                                                0.75% of the next $100,000,000
                                                0.65% of all additional amounts
Mid Cap Value...................      $ 40      0.80% of the first $250,000,000
                                                0.775% of the next $250,000,000
                                                0.750% of the next $250,000,000
                                                0.725% of all additional amounts
International Balanced..........      $124      0.85% of the first $100,000,000
                                                0.70% of all additional amounts
International Opportunities.....      $ 96      1.00% of the first $20,000,000
                                                0.85% of the next $30,000,000
                                                0.75% of all additional amounts
Large Cap Value.................      $ 54      0.75%
Strategic Bond..................      $ 66      0.75% of the first $25,000,000
                                                0.65% of the next $50,000,000
                                                0.55% of the nest $75,000,000
                                                0.50% of all additional amounts

                                                   FEE ON AN ANNUAL BASIS AS A
NAME OF                            TOTAL AMOUNT   PERCENTAGE OF THE PORTFOLIO'S
PORTFOLIO                         PAID FOR 1996*    AVERAGE DAILY NET ASSETS*
---------                         -------------- -------------------------------
                                  (IN THOUSANDS)
Equity Index.....................     $   15     0.25%
Growth and Income................     $4,525     0.25%
Large Cap Growth.................     $1,785     0.40% of the first $500,000,000
                                                 0.35% of the next $500,000,000
                                                 0.30% of all additional amounts
Managed..........................     $7,419     0.40% of the first $500,000,000
                                                 0.35% of the next $500,000,000
                                                 0.30% of all additional amounts
Short-Term U.S. Government.......     $  146     0.50% of first $250,000,000
                                                 0.45% of next $500,000,000
                                                 0.40% of all additional amounts
International Equities...........     $  861     0.60% of first $250,000,000
                                                 0.55% of next $250,000,000
                                                 0.50% of all additional amounts
Special Opportunities............     $  901     0.75% of first $250,000,000
                                                 0.70% of next $250,000,000
                                                 0.65% of all additional amounts
Sovereign Bond...................     $1,749     0.25%
Real Estate Equity...............     $  712     0.60% of first $300,000,000
                                                 0.50% of next $800,000,000
                                                 0.40% of all additional amounts
Money Market.....................     $  499     0.25%

--------
*These fees do not reflect Account fees, including sales loads.

  Further, the Management Agreements also currently provide that for any fiscal year in which the normal operating costs and expenses of any of the Portfolios, exclusive of the investment advisory fees, interest, brokerage commissions, taxes and extraordinary expenses outside the control of John Hancock, exceed 0.25% of that Portfolio's average daily net assets, John Hancock will reimburse that Portfolio promptly after the end of the fiscal year in an amount equal to such excess. The reimbursement paid to each of the Portfolios for the period ended December 31, 1996, is shown below, rounded to the nearest thousand:

Equity Index Portfolio*............................................... $102,000
Large Cap Value Portfolio*............................................ $ 65,000
Mid Cap Growth Portfolio*............................................. $ 63,000
Mid Cap Value Portfolio*.............................................. $ 55,000
Small Cap Growth Portfolio*........................................... $ 56,000
Strategic Bond Portfolio*............................................. $ 50,000
International Opportunities Portfolio*................................ $145,000
International Balanced Portfolio*..................................... $ 50,000
Short-Term U.S. Government Portfolio.................................. $ 10,000
Small Cap Value Portfolio*............................................ $ 56,000

--------
*Commenced operations on May 1, 1996.

  Under the Management Agreements, John Hancock also pays the compensation of Fund officers and employees and the expenses of clerical services relating to the administration of the Fund. Expenses assumed by the Fund include, but are not limited to, taxes, custodian and auditing fees, brokerage commissions, advisory fees, the compensation of unaffiliated Trustees, the cost of the Fund's fidelity bond, the cost of printing and distributing to Owners the Fund's annual and semi-annual reports, and the cost of printing, distributing to Owners, and tabulating proxy materials.

  Under the Management Agreements, John Hancock also indemnifies each member of the Board of Trustees against losses by reason of failure (other than through willful misfeasance, bad faith, gross negligence or reckless disregard of duties) to take any action relating to the investment or reinvestment of assets in the Fund, including failure to seek or retain investment advice or management in addition to or in place of that provided by John Hancock or the sub-investment managers.

  Unless modified or terminated, the Management Agreements will continue with respect to each Portfolio from year to year but only so long as such continuance is specifically approved at least annually by (a) a majority of the Board of Trustees who are not interested persons of JHVLICO, John Hancock, or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) either a vote of the Board of Trustees or a majority of the outstanding voting shares of such Portfolio. The Management Agreements also provide that they may, on 60 days' notice, be terminated at any time without penalty by the Board of Trustees, by majority vote of the outstanding voting shares of such Portfolio, or by John Hancock. The Management Agreements automatically terminate in the event of their assignment.

  Additional information concerning John Hancock and the Management Agreements is set forth in Appendix C to this statement.

THE CURRENT SUB-INVESTMENT MANAGEMENT AGREEMENTS

  With respect to certain of the Portfolios, John Hancock and the Fund have entered into Sub-Investment Management Agreements with other registered investment advisers. Under these agreements, the sub-investment managers make investment decisions, place investment orders and perform certain record keeping functions for the affected Portfolios. This Proposal 2, however, will not alter the terms of any of the Sub-Investment Management Agreements.

  In the paragraphs that follow, each current sub-investment manager is described after the names of the Portfolio(s) it serves.

  International Equities, Special Opportunities, Sovereign Bond and Small Cap Growth Portfolios--John Hancock Advisers, Inc. ("Advisers"), a Delaware corporation organized in 1968, is wholly-owned by John Hancock Subsidiaries, Inc., which is itself wholly owned by John Hancock. Advisers has approximately $22 billion in assets under management in its capacity as investment adviser to mutual funds and publicly traded investment companies in the John Hancock fund complex.

  Growth and Income, Large Cap Growth, Managed, Short-Term U.S. Government, Real Estate Equity and Equity Index Portfolios--Independence Investment Associates, Inc. ("IIA"), a Delaware corporation organized in 1982, is a wholly-owned subsidiary of John Hancock Subsidiaries, Inc. IIA manages over $25.9 billion worth of stocks and bonds for various clients.

  Large Cap Value Portfolio--T. Rowe Price Associates, Inc. ("T. Rowe") is a Maryland corporation. T. Rowe and its affiliates currently manage over $95 billion for over 4.5 million individual and institutional investor accounts.

  International Opportunities Portfolio--Rowe Price-Fleming International, Inc. ("Rowe Price-Fleming") is a Maryland corporation incorporated in 1979 as a corporate joint venture between T. Rowe Price and Robert Fleming Holdings Limited. Rowe Price-Fleming, with offices in Baltimore, London, Tokyo, and Hong Kong, currently manages over $25 billion worth of international stocks and bonds.

  Mid Cap Growth Portfolio--Janus Capital Corporation ("Janus") is a Colorado corporation. A registered investment adviser since 1970, Janus manages over $50 billion assets.

  Mid Cap Value Portfolio--Neuberger & Berman L.P. ("Neuberger & Berman"), a New York limited partnership, has been in the investment advisory business since 1939. It manages over $44 billion of global stocks and bonds.

  Small Cap Value--INVESCO Management & Research ("INVESCO"), a Massachusetts corporation, is a part of INVESCO, PLC, a global firm that manages approximately $91 billion as of September 30, 1996.

  Strategic Bond Portfolio--J.P. Morgan Investment Management Inc. ("J.P. Morgan"), a Delaware corporation, manages over $208 billion of global stocks and bonds. Together with its predecessors, has been in the investment advisory business for over 100 years.

  International Balanced Portfolio--Brinson Partners, Inc., ("Brinson"), a Delaware corporation, has been in the investment advisory business since 1974. Brinson has over $71.6 billion of asset under management.

  John Hancock pays all fees of sub-investment managers pursuant to the terms of the Sub-Investment Management Agreement with each. Therefore, the sub-investment management arrangements result in no additional charge to the Fund or to Owners. The fees paid to the sub-investment managers are as follows:

                          FEE ON AN ANNUAL BASIS AS A
                          PERCENTAGE OF THE PORTFOLIO'S      AMOUNT PAID FOR
    NAME OF PORTFOLIO     AVERAGE DAILY NET ASSETS                1996
    -----------------     -----------------------------      ---------------
                                                             (IN THOUSANDS)
Equity Index............. 0.15%                                   $
Small Cap Growth......... 0.50%                                   $
Large Cap Value.......... 0.50%                                   $
International             0.75% of the first $20,000,000
 Opportunities........... 0.60% of the next $30,000,000
                          0.50% of the next $150,000,000
                          0.50% all assets over $200,000,000      $
Mid Cap Growth........... 0.60% of the first $100,000,000
                          0.55% on all additional amounts         $
Mid Cap Value............ 0.55% of the first $250,000,000
                          0.525% of the next $250,000,000
                          0.50% of the next $250,000,000
                          0.475% on all additional amounts        $
Small Cap Value.......... 0.55% of the first $100,000,000
                          0.50% of the next $100,000,000
                          0.40% of all additional amounts         $

                         FEE ON AN ANNUAL BASIS AS A
                         PERCENTAGE OF THE PORTFOLIO'S    AMOUNT PAID FOR
   NAME OF PORTFOLIO     AVERAGE DAILY NET ASSETS              1996
   -----------------     -----------------------------    ---------------
                                                          (IN THOUSANDS)
Strategic Bond.......... 0.50% of the first $25,000,000
                         0.40% of the next $50,000,000
                         0.30% of the next $75,000,000
                         0.25% of all additional amounts        $
International Balanced.. 0.50% of the first $100,000,000
                         0.35% of all additional amounts        $
Growth and Income....... 0.1875%                                $
Large Cap Growth........ 0.30% of the first $500,000,000
                         0.2625% of the next $500,000,000
                         0.225% of all additional amounts       $
Managed................. 0.30% of the first $500,000,000
                         0.2625% of the next $500,000,000
                         0.225% of all additional amounts       $
Short-Term U.S.
 Government............. 0.19% of first $250,000,000
                         0.17% of next $500,000,000
                         0.15% of all additional amounts        $
International Equities.. 0.40% of first $250,000,000
                         0.37% of next $250,000,000
                         0.33% of all additional amounts        $
Special Opportunities... 0.50% of first $250,000,000
                         0.47% of next $250,000,000
                         0.44% of all additional amounts        $
Sovereign Bond.......... 0.1875%                                $
Real Estate Equity...... 0.30% of first $300,000,000
                         0.25% of next $800,000,000
                         0.20% of all additional amounts        $

  Additional information concerning the sub-investment managers and the terms of the current Sub-Investment Management Agreements is provided in Appendix C.

OTHER INVESTMENT COMPANY ADVISORY CLIENTS

  Although John Hancock performs investment advisory services for other separate accounts and advisory clients, none of these is a registered investment company. John Hancock does provide investment advisory services to other Portfolios of the Fund; however, none of these Portfolios has an investment objective similar to any of the above-described Portfolios.

  Advisers acts as an investment adviser to three registered investment companies having a substantially similar investment objective to one of the above described Portfolios. The following table sets forth the name of each such investment company, its net assets as of December 31, 1996, the fee charged by Advisers as a percentage of daily net assets, and the Portfolio having the substantially similar investment objective.

INVESTMENT COMPANY NAME                    FEE                     NET ASSETS         PORTFOLIO
-----------------------                    ---                     ----------         ---------
John Hancock              0.80%                                  $1 million     Small Cap Growth
Small Capitalization
Equity Fund
John Hancock              0.50% of first $1.5 billion            $1.55 billion  Sovereign Bond
Sovereign Bond Fund       0.45% of next $500 million
                          0.40% of next $500 million
                          0.35% of all amounts over $2.5 billion
John Hancock              0.80% of first $250 million            $423.2 million Special Opportunities
Special Opportunities     0.75% of next $250 million
Fund                      0.70% of all additional amounts
John Hancock               0.75% of first $750 million           $73.5 million  Growth and Income
Independence Equity Fund  0.70% of all additional amounts
John Hancock               0.70% of first $500 million           $10.4 million  Managed
Independence Balanced     0.65% of all additional amounts
Fund
John Hancock               0.80% of first $500 million           $855,000       Large Cap Growth
Independence Growth Fund  0.75% of all additional amounts
John Hancock              0.50% of all amounts                   $290.5 million Growth and Income
Diversified Core
Equity Fund II

--------
  Please refer to Appendix D to this statement if you wish information about other investment companies for whom the sub-investment managers provide sub-advisory services and the fees they charge those companies.

BACKGROUND TO PROPOSED EXPENSE REALLOCATION

  At the time of the organization of the Fund in 1986, a business decision was made to allocate to John Hancock a number of expense items which typically in the mutual fund industry are borne directly by the mutual fund itself, e.g., the fees of independent auditors. This decision was supported by a survey in 1985 of a number of insurance companies in the business of issuing variable life insurance which disclosed that a majority of those companies assumed such expenses themselves, rather than allowing the expenses to be charged against their funds.

  At the time of and prior to the 1985 survey, "management-type" separate accounts that invested directly in the securities markets (rather than in an underlying mutual fund) were quite prevalent. Indeed, prior to the Fund's organization, all of John Hancock's separate accounts had been of the management type. Under the management separate account structure, the insurance company typically bore most of the separate account's expenses (other than brokerage commissions and investment advisory fees), and instead charged Owners or the separate account a separate administrative charge. When John Hancock and other insurers converted their management separate accounts to the current two-tier "unit investment trust" structure, it was generally not intended that any increased expense burden for Owners would result. Imposing additional costs on Owners might have put the two-tier structure at a competitive disadvantage in relation to the management-type separate accounts then still in use by other companies.

  Accordingly, John Hancock originally bore substantially all of the Fund's expenses (other than brokerage commissions and advisory fees), as it had previously done for its management-type separate accounts. However, when the Owners voted to approve the establishment of the Fund and the conversion from management separate accounts to a two-tier structure, they were specifically informed that, subject to Trustee and Owner approval, the investment management agreements might subsequently be revised to expand the types of expenses that the Fund would bear.

  In 1987, an updated and broader survey of practices with respect to insurance companies issuing variable life insurance and variable annuity products revealed that industry practices had changed. Many of the insurance companies which once followed the same approach as John Hancock had altered their practices in favor of allocating to their new funds certain objective expenses typically assumed by mutual funds generally. This resulted in part from a growing number of underlying funds that marketed their shares to unaffiliated insurance companies over whose contract charge structure the fund's sponsor or adviser had no control.

  In 1988, the Trustees considered and approved a proposal to allocate prospectively to the Fund six categories of expenses: custodian and depository fees; printing and distribution to Owners of the Fund annual and semi-annual reports; printing and distribution to Owners of proxy ballots and statements and tabulation thereof; compensation of unaffiliated trustees; cost of fidelity bond; and independent auditors' fees. That proposal was then submitted to, and approved by, the Fund shareholders (i.e., the Owners) in April of 1988.

  Now, a study based upon data from 1994 and early 1995 reveals that overall industry practice has again significantly changed. Insurance product funds are now being charged with more expenses. Once again, many insurance companies are altering their practice in favor of allocating more expenses directly to their funds.

PROPOSED EXPENSE RECOLLOCATION

  Against this background, John Hancock proposed and, at their February 18, 1997 meeting, the Trustees considered and approved an amendment to the four current Fund Management Agreements to allocate prospectively to the Fund five new categories of expenses: costs of certain compliance, pricing, and accounting services; legal expenses and independent agent fees; registration fees and costs; association dues; and proxy preparation costs. The nature of these costs is discussed further in Appendix E to this statement. That appendix also sets forth the text of the proposed amendment.

 Reasons for Proposal

  Among other things, the reallocation is intended to ensure that John Hancock and JHVLICO will be able and motivated to continue to promote the Fund and its Portfolios as a funding medium for variable insurance products that they may market now or in the future. John Hancock believes its sponsorship of the Fund in connection with John Hancock and JHVLICO insurance contracts has enhanced the Fund's growth, which in turn has made possible economies of scale and additional investment options for Owners.

  It is customary (though not universal) practice today in the variable insurance products industry to have an underlying investment company (such as the Fund) assume directly a major portion of its own expenses. In theory, John Hancock and JHVLICO could continue to attempt to defray their expenses through additional charges deducted under contracts. However, the resulting higher contract charges could be used against John Hancock and JHVLICO by their competitors. Moreover, the proposed reallocation will cause these expenses to be reflected in the Fund's financial statements and expense ratios in a way more consistent with other funds that bear such expenses. This should make it easier for an investor to evaluate how efficiently the Fund is managed, relative to other such funds.

  If the proposed reallocation of expenses is not approved, the offering of additional Portfolios could be restricted (which would reduce the investment alternatives and the fund transfer options for Owners) and John Hancock's motivation to offer and distribute variable products funded by the Fund could be diminished. As a result, the future growth in the size of the Portfolios of the Fund could be less than otherwise would occur, and unit costs might not be reduced as much as anticipated, to the detriment of current as well as future Owners. In that case, effective investment management could be made more difficult and certain economies of scale would not be achieved. With respect to most of the Portfolios, Owners would be less likely to derive the benefits from investment management fee rate reductions which become operative at higher levels of assets under management.

 Cost of Proposal to Fund*

  During the calendar year 1996, the dollar amounts of expenses borne by the Fund were as follows:

   Brokerage commissions and related fees.......................... $ 7,441,000
   Advisory fees................................................... $19,148,000
   Taxes and reserves for taxes.................................... $         0
   Interest on borrowings.......................................... $         0
   Extraordinary non-recurring expenses............................ $         0
   Custodian and depository fees................................... $ 1,061,000
   Printing and distribution of Fund annual and semi-annual re-
    ports.......................................................... $ 1,129,000
   Printing, distribution, and tabulation of proxy ballots and
    statements..................................................... $         0
   Compensation of unaffiliated Trustees........................... $    94,000
   Cost of fidelity bond........................................... $    13,000
   Fee of independent auditors..................................... $   338,000
                                                                    -----------
     Total......................................................... $29,224,000

The total of such expenses charged to the Fund equaled 0.44% of the assets of the Fund as of December 31, 1996.

  Had the proposed reallocation of expenses been in effect during calendar year 1996, and had the cost of preparing this proxy statement been incurred in 1996, John Hancock estimates that the dollar amount of the additional expenses borne by the Fund would have been as follows:

   Cost of expanded custodian services............................ $  930,000
   Legal services and independent agent fees...................... $  224,000**
   Registration fees and costs.................................... $   11,000**
   Association fees............................................... $        0
   Cost of preparing proxies...................................... $   51,000
                                                                   ----------
     Total........................................................ $1,216,000

--------
* All of the amounts shown have been rounded to the nearest thousand. ** The organizational cost of adding the nine new Portfolios in 1996 is reflected in these expense categories.

  In summary, if the proposed reallocation of expenses had been in effect during the calendar year 1996, it is estimated that the Fund would have incurred additional expenses equal to an additional 0.02% of the assets of the Fund as of December 31, 1996. However, the actual impact of the reallocation on the Fund would have been significantly lessened by the imposition of the 0.25% expense limitation explained below.

  If the current proposal is adopted, the Management Agreements' current 0.25% expense limitation will continue to apply. That is to say, for any calendar year in which the normal operating costs and expenses of any Portfolio (exclusive of investment advisory fees, interest, brokerage commissions, taxes and extraordinary expenses outside of the control of John Hancock) exceed 0.25% of that Portfolio's average daily net assets, John Hancock, pursuant to the terms of the amended Management Agreements, will reimburse the Portfolio promptly after the end of the year in an amount equal to such excess. Therefore, although the Fund will assume additional expenses under the proposal, the cost it will pay with respect to any Portfolio for these and all other expenses subject to the limitation will not exceed 0.25% of the average daily net assets for that Portfolio.

  Pursuant to the foregoing commitments, John Hancock reimbursed expenses for ten of the Portfolios for 1996. Had the reallocation of expenses been in effect for 1996, it would have had no effect on these ten Portfolios, because their normal operating costs and expenses subject to the limit already exceeded the 0.25% cap.

  Furthermore, for four of the remaining eight Portfolios, the additional expense allocations will have little practical effect. That is to say, these Portfolios have grown so large that the effect of the increase in expenses would be minimal. For example, the Large Cap Growth Portfolio paid a total of 0.04% of its average daily net assets for non-advisory expenses. Had the proposed changes been in effect, it is estimated that the Large Cap Growth Portfolio would have paid only 0.05%.

  The following chart shows the effect that John Hancock estimates the reallocation of expenses would have had on the percentage of average daily net assets paid by each of the Portfolios in 1996. This chart does not reflect separate account expenses, including sales loads.

                     NON-ADVISORY EXPENSES AS A PERCENTAGE
                          OF AVERAGE DAILY NET ASSETS

                                                         1996 IF PROPOSED
                                                   1996    REALLOCATION
PORTFOLIO                                         ACTUAL  WERE IN EFFECT  CHANGE
---------                                         ------ ---------------- ------
Growth & Income..................................   02%        .03%        .01%
Managed..........................................  .02         .03         .01
Large Cap Growth.................................  .04         .05         .01
Sovereign Bond...................................  .04         .06         .02
Money Market.....................................  .06         .07         .01
Real Estate Equities.............................  .09         .11         .02
Special Opportunities............................  .09         .12         .03
International Equity.............................  .16         .18         .02
Short-Term U.S. Government.......................  .25*        .25*          0
Small Cap Growth.................................  .25*        .25*          0
International Balanced...........................  .25*        .25*          0
Mid Cap Growth...................................  .25*        .25*          0
Large Cap Value..................................  .25*        .25*          0
Mid Cap Value....................................  .25*        .25*          0
Small Cap Value..................................  .25*        .25*          0
International Opportunities......................  .25*        .25*          0
Equity Index.....................................  .25*        .25*          0
Strategic Bond...................................  .25*        .25*          0

--------
  *After expense reimbursement from John Hancock. Does not reflect John Hancock's voluntary waiver of 1996 non-advisory fees for the Index Equity Portfolio.

CURRENT INDUSTRY PRACTICE

  As noted above, it has become the practice of many insurance companies offering variable annuity and variable life insurance products to allocate to the investment companies underlying these products a substantial portion of the direct expenses of operating the investment company. Also the expenses charged to the Portfolios of the Fund compare favorably to industry averages shown in the 1994-95 survey mentioned above.

  The proposed reallocation does not go as far as the practices followed by some other companies with respect to the allocation of expenses to the Fund. The expenses to be reallocated are those which can be determined quite objectively, i.e., expenses paid to service providers or dues paid to certain organizations or associations. In addition, some of the expenses to be reallocated will have no immediate impact on the Fund because no charge for the service or other fee is currently being collected (i.e., association dues, organizational costs and the SEC registration fee).

BASIS OF TRUSTEES' RECOMMENDATION

  In connection with the Trustees' meeting on February 18, 1997, John Hancock communicated to the Trustees the above-discussed reasons why it believes the amended Management Agreements should be approved. Also, prior to the meeting, the Trustees requested information from John Hancock that might bear on the fairness or reasonableness of the terms of the amended Management Agreements. John Hancock and/or the sub-investment managers provided a considerable amount of such information to the Trustees in advance of the meeting; and additional information was provided at the meeting.

  In connection with their deliberations and gathering of information, the Trustees were represented and advised by a law firm that the Fund has retained as special counsel. Such counsel advised the Trustees that, in addition to the information discussed above, the Trustees could take account of any other information provided to the Trustees in the course of their services as such (notwithstanding that such other information was not repeated at the February 18, 1997 meeting). This could include, for example, information bearing on the reputation and capabilities of the sub-investment managers. Also, the Trustees are routinely provided information concerning the investment performance and strategies of each Portfolio.

  Having been presented with all of the foregoing reasons and information, the Trustees judged the amended Agreements to be in the best interest of the Fund and the Owners of each Portfolio under all the circumstances.

  THE BOARD OF TRUSTEES RECOMMENDS THAT THE OWNERS OF THE FUND GIVE INSTRUCTIONS TO VOTE FOR APPROVAL OF AN AMENDMENT TO THE MANAGEMENT AGREEMENTS TO REALLOCATE CERTAIN FUND EXPENSES.

  If the amended Management Agreements are approved by a majority of the outstanding shares of any Portfolio, this proposal would be effective with respect to the expenses in question which accrue for that Portfolio after June 30, 1997.

                                  PROPOSAL 3

      APPROVAL OF AMENDED MANAGEMENT AND RELATED SUB-INVESTMENT AGREEMENT
                        FOR THE EQUITY INDEX PORTFOLIO

  At its February 18, 1997, meeting, the Board of Trustees also unanimously approved, and voted to recommend that Owners approve, an amended Management Agreement that reduces the investment advisory fee as to the Equity Index Portfolio and a related new Sub-Investment Management Agreement among the Fund, John Hancock, and State Street Bank & Trust Company, N.A. ("State Street").

THE PROPOSED CHANGES

  Currently, the Equity Index Portfolio is managed by John Hancock and IIA pursuant to a Management Agreement between John Hancock and the Fund, and a Sub-Investment Management Agreement among the Fund, John Hancock, and IIA.

  In managing the Portfolio during the past year, IIA has used a "portfolio optimizer" strategy to create a portfolio of stocks with a similar, but not identical, risk and investment profile to that of the Standard and Poor's 500 Composite Price Index ("S&P 500")/1/. Because IIA is primarily focused on running actively managed equity portfolios, as opposed to passively managed portfolios, and because John Hancock concluded that the current size of the Portfolio justified conversion to a "full replication" strategy, John Hancock decided to seek out a new sub-investment manager that dedicates a substantial organization solely to running passively managed equity portfolios.

  Among the factors John Hancock considered in seeking a new manager were: (i) past expertise in managing full replication equity portfolios based upon the S&P 500; (ii) a strong and positive reputation in the investment community in managing passive equity portfolios; (iii) a solid performance record over an extended period of time in managing equity index portfolios that closely track the S&P 500; (iv) a sub-investment advisory fee that is competitively priced relative to other passively managed equity portfolios; and (v) a strong organization with significant resources in terms of investment and operations personnel dedicated and designed to managing passive portfolios. After evaluating possible replacements based on these criteria, John Hancock recommended to the Board of Trustees that the best candidate for the position of sub-investment manager of the Portfolio would be State Street.

  The sub-investment advisory fee to be charged by State Street is substantially lower than the fee currently charged by IIA for managing the Equity Index Portfolio. Whereas John Hancock pays IIA a sub-investment advisory fee at an annual rate of 0.15% of the Portfolio's average daily net assets, John Hancock will pay State Street a sub-investment advisory fee at a annual rate of only 0.07% of the Portfolio's average daily net assets. As a result, John Hancock will be able to reduce the investment advisory fee charged to the Fund for this Portfolio from .25% to 0.20% of the Portfolio's average daily net assets.

  If the reduced fee had been in place during 1996, the Fund would have paid
John Hancock $    on behalf of the Portfolio, rather than the $    actually
paid.

--------
/1/"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500" and
   "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by John Hancock Variable Series Trust I. No investment or insurance product is sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in any product.

ADDITIONAL INFORMATION

  State Street. As of December 31, 1996, State Street, through its division called State Street Global Advisors, had $254.6 billion of assets under management, $92.7 billion of which were in equities, fixed income, and real estate, and $161.9 billion of which were in short-term assets. Information concerning State Street Board of Directors set forth in Appendix C to this statement.

  State Street manages the State Street Global Advisors Fund's S&P 500 Index Fund (the "500 Index Fund") which has a substantially similar investment objective to that of the Equity Index Portfolio. The investment advisory fee payable in connection with the 500 Index Fund, on an annual basis, is 0.10% of the funds' average daily net assets. As of December 31, 1996, the 500 Index Fund had $860,739,546 in net assets.

  The new Sub-Investment Management Agreement. The terms of the new Sub-Investment Management Agreement with State Street Global are substantially similar to those of the current Sub-Investment Management Agreement for the Equity Index Portfolio, except for the identity of the sub-investment manager and the level of the sub-investment advisory fee. The other terms of the proposed new Sub-Investment Management Agreement are as summarized in Appendix C to this statement.

  Relationship to Proposals 1 and 2. Under this Proposal 3, the amended Management Agreement for the Equity Index Portfolio will be substantially the same as the current Management Agreement, which is also a subject of Proposal 1 above, but with (i) a lower investment advisory fee and (ii) if also approved, the expense reallocation presented in Proposal 2 above. As a practical matter, therefore, the amended Management Agreement for which this Proposal 3 seeks approval will in most respects be identical to the version of the Management Agreement covered by Proposal 1 or the version covered by Proposal 2. Accordingly, the information included (or referred to) in Proposals 1 and 2 that supports approval of those versions also supports the amended Management Agreement for which this Proposal 3 seeks approval.

TRUSTEES' RECOMMENDATION

  At its February 18, 1997, meeting, the Board approved changes in the investment policies of the Equity Index Portfolio that would allow it to fully replicate the S&P 500. The Board of Trustees intends that, by employing this full replication style of management, the Portfolio will be able to reduce tracking error and achieve performance that more closely replicates that of the S&P 500. Moreover, the Board of Trustees also determined that the amended Management Agreement, with its reduced fees, is in the best interest of the Fund and the Owners of the Portfolio.

  THE BOARD OF TRUSTEES RECOMMENDS THAT THE OWNERS OF THE PORTFOLIO GIVE INSTRUCTIONS TO VOTE FOR APPROVAL OF THE AMENDED MANAGEMENT AGREEMENT, INCLUDING THE NEW SUB-INVESTMENT MANAGEMENT AGREEMENT, WITH RESPECT TO THE EQUITY INDEX PORTFOLIO.

                                  PROPOSAL 4

                   APPROVAL OF AMENDED MANAGEMENT AGREEMENT
                   FOR SHORT-TERM U.S. GOVERNMENT PORTFOLIO

  At its February 18, 1997, meeting, the Board of Trustees also unanimously approved, and voted to recommend that the Owners approve, an amended Management Agreement between the Fund and John Hancock that reduces the investment advisory fee for the Short-Term U.S. Government Portfolio.

THE PROPOSED CHANGES

  John Hancock is currently paid a fee at the annual rate of 0.50% of the first $250,000,000 of the Portfolios' average daily net assets; 0.45% of the next $250,000,000; and 0.40% of all additional amounts. For the year ended December 31, 1996, the Fund paid John Hancock approximately $10,000 in investment advisory fees for the Portfolio.

  After evaluating the fees charged to the Portfolio in comparison to the cost of the services being rendered, John Hancock recommended to the Board of Trustees that the Portfolio's investment advisory fees be reduced to 0.30%, effective May 1, 1997, which is reflected in the amended Management Agreement. If this reduced fee had been in place in 1996, the Fund would have paid John
Hancock $     in investment advisory fees for the Portfolio rather than the approximately $10,000 actually paid.

  Under this Proposal 4, the amended Management Agreement for the Short-Term U.S. Government Portfolio will be substantially the same as the current Management Agreement, which is described in Proposal 2 above, but with (i) a lower investment advisory fee and (ii) if also approved, the expense reallocation presented in Proposal 2. As a practical matter, therefore, the amended Management Agreement for which this Proposal 4 seeks approval will in most respects be identical to the version of the Management Agreement covered by Proposal 2. Accordingly, the information included (or referred to) in Proposal 2 that supports approval of that version also supports the amended Management Agreement for which this Proposal 4 seeks approval.

TRUSTEES' RECOMMENDATION

  The Board of Trustees has determined that the amended Management Agreement, with its reduced fees, is in the best interests of the Fund and the Owners of the Portfolio.

  THE BOARD OF TRUSTEES RECOMMENDS THAT THE OWNERS OF THE SHORT-TERM U.S. GOVERNMENT PORTFOLIO GIVE INSTRUCTIONS TO VOTE FOR APPROVAL OF THE AMENDED
                                               ---
MANAGEMENT AGREEMENT.

                                  PROPOSAL 5

                MODIFICATION TO THE INVESTMENT RESTRICTIONS OF
                           SOVEREIGN BOND PORTFOLIO

  At its February 18, 1997, meeting, the Board of Trustees also unanimously approved, and voted to recommend that the Owners approve, a change in the investment restrictions applicable to the Sovereign Bond Portfolio to clearly allow it to purchase "when-issued" securities and to enter into forward commitments. The investment objective and other investment policies and restrictions of the Portfolio would not be otherwise changed.

DISCUSSION

  A current investment restriction of the Fund could be interpreted to prohibit the Sovereign Bond Portfolio from purchasing "when-issued" securities and entering into forward commitments. It is not entirely clear that this was the intent of the restriction; and in any event, investment practices have changed substantially in the 17 plus years that have elapsed since this restriction was first put in place.

  In the 1970's, securities were settled by physical delivery of the security. Today, in most cases, securities are traded on a book-entry basis or are immobilized in depositories and physical delivery is no longer required. These types of changes in the investment industry brought about such investment practices as "when-issued" securities and forward commitments. Today, certain new issues of securities, such as U.S. Treasury securities, mortgage-backed securities, and asset-backed securities are routinely traded on a "when-issued" or forward commitment basis. To continue to restrict the Sovereign Bond Portfolio from trading on these bases unnecessarily restricts the Portfolio from taking advantage of new issues of these types of securities and puts the Portfolio at a competitive disadvantage to funds that do employ these investment practices. Furthermore, to restrict the Portfolio from trading on a forward commitment basis will restrict the Portfolio from taking advantage of situations when a dealer may be willing to pay an above-market price for delivery in the current month to cover a short position.

  A forward commitment is a contract to purchase securities for a fixed price at a future date beyond the customary settlement time. "When-issued" securities are securities issued on a delayed delivery basis. When such transactions are negotiated, the price of such securities is fixed at the time of commitment, but delivery and payment for the securities may take place a month or more after the date of commitment to purchase.

  On the date when a Portfolio enters into a forward commitment or when-issued purchase transaction, it must segregate in a separate account cash or liquid assets denominated in the currency of the security contracted to be purchased having a value at least equal to the amount required to assure the availability of funds for the purchase price. These assets are valued at market daily and additional cash or liquid assets are added to the separate account to the extent the total value of the assets in the account declines below the amount of the commitment.

  When securities are traded on a forward commitment basis, or purchased on a when-issued basis, payment for the security is not tendered until the security is delivered; therefore, there is no significant additional settlement risk to trading on a forward commitment or when-issued basis than in trading on a "regular settlement" basis. However, forward or when-issued commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Portfolio's other assets. Although a Portfolio may enter into such contracts with the intention of acquiring securities, the Portfolio may dispose of a commitment prior to settlement if the investment manager deems it appropriate to do so. A Portfolio may realize short-term profits or losses upon the sale of forward commitments.

TRUSTEES' RECOMMENDATION

  The Board of Trustees believes that the proposed change to the Portfolio's investment restrictions is in the best interests of the Fund and the Owners of the Sovereign Bond Portfolio.

  THE BOARD OF TRUSTEES RECOMMENDS THAT THE OWNERS OF THE SOVEREIGN BOND PORTFOLIO GIVE INSTRUCTIONS TO VOTE FOR APPROVAL OF THE CHANGE IN THE INVESTMENT RESTRICTIONS APPLICABLE TO THAT PORTFOLIO.

                                  PROPOSAL 6

                            CHANGING THE STATUS OF
           MONEY MARKET PORTFOLIO INVESTMENT OBJECTIVE AND POLICIES

  At its February 18, 1997, meeting, the Board of Trustees also unanimously approved, and voted to recommend that Owners approve, changing the status of the investment objective and policies of the Money Market Portfolio from "fundamental" to "non-fundamental" to provide greater flexibility to the Portfolio in selecting investments to achieve its investment objective. However, the Portfolio's fundamental policy to operate as a "money market" fund that seeks to maintain a constant net asset value per share would not be affected by this change.

DISCUSSION

  Briefly, the current fundamental investment polices of the Money Market Portfolio specifically permit the Portfolio to invest in the following instruments, if they mature in one year or less: (1) obligations issued or guaranteed by the U.S. Government or its agencies; (2) obligations of U.S. banks (and their foreign branches) and savings and loan associations with capital, surplus and undivided profit in excess of $100,000,000; (3) commercial paper rated in the highest rating category by Standard & Poor's Corporation ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Service ("Fitch") or, if not rated, issued by a company with outstanding debt rated in one of the two highest long-term rating categories by Standard & Poor's or Moody's; (4) corporate obligations rated in one of the three highest long-term rating categories by Standard & Poor's or Moody's; and (5) repurchase agreements with respect to any of the foregoing types of instruments. Because these policies are "fundamental," it could be argued that the Money Market Portfolio may not invest in any other types of instruments without approval of the Portfolio's shareholders.

  These policies, however, were put into place approximately 17 years ago and thus do not reflect various types of investments or investment practices developed over the past 17 years that are currently permissible and being utilized by other money market funds today. As a result, the current investment policies of the Money Market Portfolio could limit the ability of the Portfolio's manager to take advantage of investment opportunities or strategies that may increase income or reduce risk for the Portfolio.

  To avoid any such adverse consequences, the Board of Trustees is recommending that the status of the investment policies summarized above be changed to "non-fundamental." If this Proposal 5 is approved, such investment policies could be changed without submitting the matter to a vote of the Owners investing in the Portfolio.

  The practical impact of this change is expected to be limited. The Portfolio will continue to be operated and managed in accordance with the restrictions set forth in Rule 2a-7 under the Investment Company Act of 1940, which (among other things) limits the investments of the Portfolio to high-quality, short-term U.S. dollar-denominated instruments that present minimal credits risks. Rule 2a-7 is designed to limit the permissible investments of a money market fund in order to ensure that any money market fund that seeks to maintain a constant net asset value per share (such as the Portfolio) will be able to do so.

  Although the proposed changes will clarify that the Portfolio may purchase instruments other than those described above, John Hancock does not currently anticipate substantial deviations from current practice. The most likely changes would be (a) the purchase of some instruments with maturities of more than one year (although Rule 2a-7 still would limit individual maturities to 397 days or less and would limit the weighted average maturity of the Portfolio as a whole to 90 days or less) and (b) the purchase of securities based on ratings by a Nationally Recognized Statistical Rating Organizations other than Standard & Poor's, Moody's or Fitch.

TRUSTEES RECOMMENDATION

  The Board of Trustees believes that the proposed change to the status of the Portfolio's investment objective and investment policies is in the best interests of the Fund and the Owners investing in the Money Market Portfolio.

  THE BOARD OF TRUSTEES RECOMMENDS THAT THE OWNERS OF THE MONEY MARKET PORTFOLIO GIVE INSTRUCTIONS TO VOTE FOR APPROVAL OF CHANGE IN THE STATUS OF THE INVESTMENT OBJECTIVE AND POLICIES OF THE PORTFOLIO.

                                  PROPOSAL 7

                  MODIFICATION TO THE INVESTMENT RESTRICTIONS
                           OF THE MANAGED PORTFOLIO

  At its February 18, 1997, meeting, the Board of Trustees also unanimously approved, and voted to recommend that the Owners approve, a change in the investment restrictions of the Managed Portfolio to allow it to purchase securities under Rule 144A of the Securities Act of 1933. The investment objective, policies and restrictions of the Portfolio would not otherwise be changed.

  A current investment restriction of the Fund prohibits the Managed Portfolio from purchasing securities of a type commonly referred to as "restricted." This could be interpreted to include Rule 144A securities. For the reasons and subject to the limitations set forth below, the Managed Portfolio now seeks clear authority to invest in Rule 144A securities.

DISCUSSION

  As an open-end investment company, the Fund is limited in the amount of illiquid securities that it may own because such securities may present problems of accurate valuation and it is possible that the Fund could have difficulty satisfying redemptions within seven days as required under the Investment Company Act of 1940. In general, an illiquid security is one which cannot be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. Illiquid securities generally include securities which are subject to legal or contractual delays in or restrictions on resale (commonly referred to as "restricted securities").

  However, the securities markets are evolving. For example, the markets for various types of securities, including some corporate bonds and notes, are almost exclusively institutional. These instruments are often either exempt from registration or sold in transactions not requiring registration. Although these securities may be legally classified as "restricted," institutional investors will often justifiably rely on an efficient institutional market in which the unregistered security can be readily resold. The fact that the securities may be restricted because of legal or contractual restrictions on resale to the general public will, therefore, not be dispositive of the liquidity of such investments.

  In 1990, the SEC adopted Rule 144A to provide a safe harbor from registration under the 1933 Act for the resale of privately placed securities to qualified buyers. Rule 144A has increased the efficiency and liquidity of the U.S. private placement market. Issuers that qualify for reliance on the Rule now have access to a larger sophisticated investor base composed of both traditional private and public institutional investors. Many Rule 144A securities are rated by major rating agencies. The average size of Rule 144A issues is larger than that of many traditional private placements.

  Opportunities exist in this market to earn higher returns over comparable public debt securities for two primary reasons. First, the base of buyers, though expanding, is still smaller than the public market. Therefore, underwriters typically offer a yield premium to investors. Similarly, the secondary market in Rule 144A securities can at times provide buying opportunities. Because the base of buyers is not as large as the pure public market, a large block of securities would impact prices to a greater degree. An astute investor could benefit from such a phenomenon.

  In general, the Rule 144A market expands the opportunities beyond what was available to the Portfolio in 1986, when the Portfolio's investment restrictions were first put in place. Given the growth in this market and its improving liquidity, John Hancock believes that the Managed Portfolio should be allowed to buy 144A securities. John Hancock or IIA will in each case determine whether any Rule 144A securities should be deemed to be illiquid. If so, those securities, plus any other illiquid securities owned by the Managed Portfolio, may not, at the time of purchase, exceed 15% of the Portfolio's net assets.

TRUSTEES' RECOMMENDATION

  The Board of Trustees believes that the proposed changes to the Portfolio's investment restrictions is in the best interests of the Fund and the Owners of the Managed Portfolio.

  THE BOARD OF TRUSTEES RECOMMENDS THAT THE OWNERS OF THE MANAGED PORTFOLIO GIVE INSTRUCTIONS TO VOTE FOR THE APPROVAL OF CHANGES IN THE INVESTMENT
                          ---
RESTRICTIONS APPLICABLE TO THE PORTFOLIO.

                                                                     APPENDIX A

                         RECORD DATE AND VOTING SHARES

  As of the close of business on March 3, 1997 ("the record date"), there were the following shares outstanding:

NAME OF                                                                NUMBER OF
PORTFOLIO                                                               SHARES
---------                                                              ---------
Growth & Income.......................................................
Sovereign Bond........................................................
Money Market..........................................................
Large Cap Growth......................................................
International Equities................................................
Real Estate Equity....................................................
Short-Term U.S. Government............................................
Special Opportunities.................................................
Equity Index..........................................................
Large Cap Value.......................................................
Mid Cap Growth........................................................
Mid Cap Value.........................................................
Small Cap Growth......................................................
Small Cap Value.......................................................
Strategic Bond........................................................
International Opportunities...........................................
International Balanced................................................

  Each Fund share is entitled to one vote, and fractional votes will be counted.

  The number of Fund Shares attributable to each Owner of a variable life insurance policy ("policy") is determined by dividing, as of the record date of the Meeting, a policy's cash (or account) value (less any outstanding indebtedness) in the designated subaccount of the applicable Account by the net asset value of one share in the corresponding Fund Portfolio in which the assets of the subaccount are invested.

  The number of Fund shares attributable to each Owner of a variable annuity contract ("contract") is determined by dividing, as of the record date of the Meeting, the value of the Accumulation Shares under a contract (or for each contract under which annuity payments have commenced, the equivalent determined by dividing the contract reserves by the value of one Accumulation Share) in the designated subaccount of the applicable Account by the net asset value of one share in the corresponding Fund Portfolio in which the assets of the subaccount are invested.

  As of the close of business on March 3, 1997, JHVLICO and John Hancock had in the aggregate the following numbers of shares representing their contributions and other amounts in the Accounts that are in excess of the amounts attributable to policies and contracts:

NAME OF                                            NUMBER OF PERCENTAGE OF TOTAL
PORTFOLIO                                           SHARES   SHARES OUTSTANDING
---------                                          --------- -------------------
Growth & Income...................................
Sovereign Bond....................................
Money Market......................................
Large Cap Growth..................................
International Equities............................
Real Estate Equity................................
Short-Term U.S. Government........................
Special Opportunities.............................
Equity Index......................................
Large Cap Value...................................
Mid Cap Growth....................................
Mid Cap Value.....................................
Small Cap Growth..................................
Small Cap Value...................................
Strategic Bond....................................
International Opportunities.......................
International Balanced............................

                                                                     APPENDIX B

                             MANAGEMENT AGREEMENT

  AGREEMENT made as of the 14th day of March, 1996 by and between John Hancock Variable Series Trust I, a Massachusetts business trust having a place of business at John Hancock Place, Boston, Massachusetts 02117 (hereinafter called the "Series") and John Hancock Mutual Life Insurance Company, a Massachusetts corporation having its principal place of business at John Hancock Place, Boston, Massachusetts 02117 (hereinafter called "JHMLICO").

  WHEREAS, the Series is organized and engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940 (the "1940 Act"); and

  WHEREAS, JHMLICO is engaged in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

  WHEREAS, the Series is authorized to issue shares of beneficial interest in separate classes with each such class representing interests in a separate portfolio of securities and other assets; and

  WHEREAS, the Series currently offers shares of beneficial interest in nine classes designated as the Growth and Income Portfolio (formerly known as the Stock Portfolio), Sovereign Bond Portfolio (formerly known as the Bond Portfolio), Money Market Portfolio, Large Cap Growth Portfolio (formerly known as the Select Stock Portfolio), Managed Portfolio (formerly known as Total Return Portfolio), Real Estate Equity Portfolio, International Equities Portfolio (formerly known as the International Portfolio), Short-Term U.S. Government Portfolio, and Special Opportunities Portfolio, which are subject to separate management agreements with JHMLICO that do not apply to the Portfolios referred to below, and

  WHEREAS, the Series intends to offer shares of beneficial interest in nine additional classes (the "Initial Portfolios" under this Agreement) designated as Small Cap Growth Portfolio, Mid Cap Growth Portfolio, Small Cap Value Portfolio, Mid Cap Value Portfolio, International Balanced Portfolio, International Opportunities Portfolio, Large Cap Value Portfolio, Strategic Bond Portfolio and Equity Index Portfolio (together with other classes subsequently established by the Series, the "Portfolios") and the Series desires to retain JHMLICO to render investment advisory services under this Agreement, and JHMLICO is willing to do so.

  NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

1. APPOINTMENT OF JHMLICO AS MANAGER.

  (a) Initial Portfolios. The Series hereby appoints JHMLICO and JHMLICO hereby accepts the appointment, to act as investment adviser and manager to each of the Initial Portfolios for the period and on the terms herein set forth, for the compensation herein provided.

  (b) Additional Portfolios. In the event that the Series establishes one or more classes of shares other than the Initial Portfolios with respect to which it desires to retain JHMLICO to render investment advisory and management services hereunder, it shall so notify JHMLICO in writing. If it is willing to render such services JHMLICO shall notify the Series in writing, whereupon such class of shares shall become a Portfolio hereunder.

  (c) Independent Contractor. JHMLICO shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of the Series.

2. PROVISION OF INVESTMENT MANAGEMENT SERVICES.

  JHMLICO will provide to the Portfolios a continuing and suitable investment program consistent with the investment policies, objectives and restrictions of the Series. JHMLICO will manage the investment and reinvestment of the assets in the Portfolios, and perform the other functions set forth below, subject to the overall supervision, direction, control and review of the Board of Trustees of the Series and, as in effect from time to time, the provisions of the Series' Declaration of Trust, Bylaws, prospectus, statement of additional information, the 1940 Act and all other applicable laws and regulations (including any applicable investment restrictions imposed by state insurance laws and regulations) or any directions or instructions delivered to JHMLICO in writing by the Series from time to time.

  JHMLICO will, with respect to the Portfolios, and at its own expense:

    (a) advise the Series in connection with policy decisions to be made by its Board of Trustees or any committee thereof and, upon request, furnish the Series with research, economic and statistical data in connection with the Series' investments and investment policies;

    (b) provide administration of the day to day operations of the Series;

    (c) submit such reports relating to the valuation of the Series' securities as its Board of Trustees may reasonably request;

    (d) assist the Series in any negotiations relating to its investments with issuers, investment banking firms, securities brokers or dealers and other institutions or investors and place orders for purchases and sales of portfolio investments;

    (e) provide office space and office equipment and supplies (including telephone and other utility services), accounting and data processing equipment and necessary executive, legal, accounting, clerical and secretarial personnel for the administration of the affairs of the Series;

    (f) maintain and preserve the records required by the 1940 Act to be maintained and preserved by the Series, to the extent not maintained by the Series' custodian, transfer agent or any Sub-Investment Manager;

    (g) oversee, and use its best efforts to assure the performance of all the activities and services of any custodian, transfer agent other similar agent retained by the Series;

    (h) value the assets and liabilities of the Series, compute the daily income, net asset value and yield of each Portfolio;

    (i) pay the charges and expenses of independent counsel and any other independent agents routinely retained by the Series; and

    (j) supervise the activities of each Sub-Investment Manager.

  The Series will provide timely information to JHMLICO regarding such matters as purchases and redemptions of shares in each Portfolio and the cash requirements of, and cash available for investment in, each Portfolio, and all other information as may be reasonably necessary or appropriate in order for JHMLICO to perform its responsibilities hereunder.

3. ALLOCATION OF EXPENSES.

  Except as set forth below, each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder.

  (a) The Series agrees to assume the Portfolios' share of the expense of:

    (i) brokerage commissions for transactions in the portfolio investments of the Series and similar fees and charges for the acquisition, disposition, lending or borrowing of such portfolio investments;

    (ii) the advisory fees called for in this Agreement;

    (iii) all taxes, including issuance and transfer taxes, and reserves for taxes payable by the Series to federal, state or other governmental agencies;

    (iv) interest payable on the Series' borrowings; and

    (v) extraordinary or non-recurring expenses, such as legal claims and liabilities and litigation costs and indemnification payments by the Series in connection therewith;

    (vi) the charges and expenses of any custodian or depository appointed by the Series for the safekeeping of its cash, portfolio securities and other property;

    (vii) the charges and expenses of its independent auditors;

    (viii) the cost of the fidelity bond required by 1940 Act Rule 17g-l;

    (ix) the compensation and travel expenses of trustees who are not "interested persons" within the meaning of the 1940 Act; and

    (x) the expenses in printing and distributing to persons entitled to give voting instructions, but not of preparing, the forms of voting instruction information statements and annual and semi-annual reports and the cost of tabulating votes.

  (b) To the extent not assumed by the Series pursuant to (a) above, JHMLICO agrees to assume the Portfolios' share of the expense of:

    (i) the charges and expenses of any registrar, stock transfer or dividend disbursing agent;

    (ii) the cost of any stock certificates representing shares of the Series;

    (iii) the fees and expenses involved in registering and maintaining registrations of the Series and of its shares with the Securities and Exchange Commission and various states and other jurisdictions;

    (iv) all expenses of shareholders' and trustees' meetings, including voting instructions solicitation fees and expenses, and of preparing, printing and distributing communications (including Prospectuses, statements of additional information, and any advertising or sales literature) to prospective and existing policyowners and contractowners, and costs of any other activity primarily intended to result in the sale of the Series' shares;

    (v) compensation and travel expense of directors, officers and employees of the Series in their capacities as such, excluding trustees who are "interested persons" within the meaning of the 1940 Act;

    (vi) the expense of furnishing each shareholder statements of account;

    (vii) membership or association dues for the Investment Company Institute or similar organizations;

    (viii) postage;

    (ix) the cost of and any errors and omissions insurance or other liability insurance covering the Series and/or its officers, directors and employees;

    (x) organizational expenses of the Series; and

    (xi) the expenses and costs associated with the preparation and filing of all tax returns.

4. SUB-INVESTMENT MANAGERS.

  Notwithstanding any other provision hereof, JHMLICO, with the approval of the Series, may contract with one or more Sub-Investment Managers to perform any of the investment management services required of JHMLICO under this Agreement; provided, however, that the compensation of any such Sub-Investment Manager will be the sole responsibility of JHMLICO and the duties and responsibilities of any such Sub-Investment Manager shall be as set forth in an agreement between the Series, JHMLICO and such Sub-Investment Manager. It is anticipated that JHMLICO and the Series will agree to contract initially with T. Rowe Price Associates, Inc. to be Sub-Investment Manager for the Large Cap Growth Portfolio, with Rowe Price-Fleming International, Inc. to be Sub-Investment Manager for the International Opportunities Portfolio, with Invesco Management and Research, Inc. to be Sub-Investment Manager for the Small Cap Value Portfolio, with Neuberger & Berman L.P. to be Sub-Investment Manager for the Mid Cap Value Portfolio, with Janus Capital Corporation to be Sub-Investment Manager for the Mid Cap Growth Portfolio, with J.P. Morgan Investment Management Inc. to be Sub-Investment Manager for the Strategic Bond Portfolio, with Brinson Partners, Inc. to be Sub-Investment Manager for the International Balanced Portfolio, with John Hancock Advisers, Inc. to be Sub-Investment Manager for the Small Cap Growth Portfolio, and with Independence Investment Associates, Inc. to be Sub-Investment Manager for the Equity Index Portfolio.

  JHMLICO shall exercise reasonable care in selecting, for approval by the Series, any Sub-Investment Manager and in monitoring and supervising the performance of any Sub-Investment Manager but, except as provided in Section 14 hereof, shall not otherwise be legally responsible or liable for any action of any Sub-Investment Manager. It shall be a particular responsibility of JHMLICO to evaluate the investment performance of Sub-Investment Managers and that of potential Sub-Investment Managers and to supervise and monitor the practices of Sub-Investment Managers in selecting brokers and dealers to effect portfolio transactions, including the negotiation of commissions and the evaluation of services provided by such brokers and dealers.

5. INVESTMENT ADVISORY FEE AND EXPENSE LIMITATION.

  For all of the services rendered, facilities furnished and expenses paid or assumed as herein provided, the Series shall pay to JHMLICO a fee, which fee shall, with respect to each Portfolio, be at an effective rate of:

    (a) For the Small Cap Growth Portfolio:

      (i) 0.75% of the Current Net Assets of such Portfolio on an annual basis;

    (b) For the Mid Cap Growth Portfolio:

      (i) 0.85% on an annual basis of the first $100,000,000 of the Current Net Assets of such Portfolio; and

      (ii) 0.80% on an annual basis of that portion of the Current Net Assets in excess of $100,000,000 of such Portfolio.

    (c) For the Small Cap Value Portfolio:

      (i) 0.80% on an annual basis of the first $100,000,000 of the Current Net Assets of such Portfolio; and

      (ii) 0.75% on an annual basis of that portion of the Current Net Assets in excess of $100,000,000 and not over $200,000,000 of such Portfolio; and

      (iii) 0.65% on an annual basis for that portion of the Current Net Assets in excess of $200,000,000 of such Portfolio.

    (d) For the Mid Cap Value Portfolio:

      (i) 0.80% on an annual basis of the first $250,000,000 of the Current Net Assets of such Portfolio; and

      (ii) 0.775% on an annual basis of that portion of the Current Net Assets in excess of $250,000,000 and not over $500,000,000 of such Portfolio; and

      (iii) 0.750% on an annual basis of that portion of the Current Net Assets in excess of $500,000,000 and not over $750,000,000 of such Portfolio; and

      (iv) 0.725% on an annual basis for that portion of the Current Net Assets in excess of $750,000,000 of such Portfolio.

    (e) For the International Balanced Portfolio:

      (i) 0.85% on an annual basis of the first $100,000,000 of the Current Net Assets of such Portfolio; and

      (ii) 0.70% on an annual basis of that portion of the Current Net Assets in excess of $100,000,000 of such Portfolio.

    (f) For the International Opportunities Portfolio:

      (i) 1.00% on an annual basis of the first $20,000,000 of the Current Net Assets of such Portfolio; and

      (ii) 0.85% on an annual basis of that portion of the Current Net Assets in excess of $20,000,000 and not over $50,000,000 of such Portfolio; and

      (iii) 0.75% on an annual basis for that portion of the Current Net Assets in excess of $50,000,000 of such Portfolio.

    (g) For the Large Cap Value Portfolio:

      (i) 0.75% of the Current Net Assets of such Portfolio on an annual basis.

    (h) For the Strategic Bond Portfolio:

      (i) 0.75% on an annual basis of the first $25,000,000 of the Current Net Assets of such Portfolio; and

      (ii) 0.65% on an annual basis of that portion of the Current Net Assets in excess of $25,000,000 and not over $75,000,000 of such Portfolio; and

      (iii) 0.55% on an annual basis for that portion of the Current Net Assets in excess of $75,000,000 and not over $150,000,000; and

      (iv) 0.50% on an annual basis for that portion of the Current Net Assets in excess of $150,000,000 of such Portfolio.

    (i) For the Equity Index Portfolio:

      (i) 0.25% of the Current Net Assets of such Portfolio on an annual basis.

  The fee shall be accrued daily and payable monthly as soon as possible after the last day of each calendar month.

  In the case of termination of this Agreement with respect to any Portfolio during any calendar month, the amount of the fee accrued to the date of termination shall be paid.

  "Current Net Assets" of any Portfolio for purposes of computing the amount of advisory fee accrued for any day shall mean that Portfolio's net assets for the most recent preceding day for which that Portfolio's net assets were computed.

  For any fiscal year in which the normal operating costs and expenses of any Portfolio of the Series, exclusive of the investment advisory fee, interest, brokerage commissions, taxes and extraordinary expenses outside the control of JHMLICO exceed 0.25% of that Portfolio's average daily net assets, JHMLICO will reimburse that Portfolio promptly after the end of the fiscal year in an amount equal to such excess. In the event of termination of this Agreement as of a date other than the last day of Series' fiscal year, JHMLICO shall pay any Portfolio of Series the amount by which such expenses incurred by that Portfolio prior to the date of termination exceeds a pro rata portion of the expense limitation.

6. PORTFOLIO TRANSACTIONS.

  In connection with the investment and reinvestment of the assets of the Portfolios, JHMLICO is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Series and to use its best efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for the Series. JHMLICO shall maintain records adequate to demonstrate compliance with this requirement. Subject to this primary requirement, and maintaining as its first consideration the benefits to the Series and its shareholders, JHMLICO shall have the right, subject to the control of the Board of Trustees, and to the extent authorized by the Securities and Exchange Act of 1934, to follow a policy of selecting brokers who furnish brokerage and research services to the Series or to JHMLICO, who charge a higher commission rate to the Series than may result when allocating brokerage solely on the basis of seeking the most favorable price and execution. JHMLICO shall determine in good faith that such higher cost was reasonable in relation to the value of the brokerage and research services provided.

  The fees payable to JHMLICO by the Series hereunder shall be reduced by any tender solicitation fees or similar payments received by JHMLICO, or any affiliated person of JHMLICO, in connection with the tender of investments of any Portfolio (less any direct expenses incurred by JHMLICO, or any affiliated person of JHMLICO, in connection with obtaining such fees or payments). JHMLICO shall use its best efforts to recapture all available tender offer solicitation fees and similar payments in connection with tenders of the securities of any Portfolio, provided, however, that neither JHMLICO nor any affiliated person shall be required to register as a broker-dealer for this purpose. JHMLICO shall advise the Board of Trustees of any fees or payments of whatever type which it may be possible for JHMLICO or an affiliate of JHMLICO to receive in connection with the purchase or sale of investment securities for any Portfolio.

7. INFORMATION, RECORDS, AND CONFIDENTIALITY.

  The Series shall own and control all records maintained hereunder by JHMLICO on the Series' behalf and, in the event of termination of this Agreement with respect to any Portfolio for any reason, all records relating to that Portfolio shall promptly be returned to the Series, free from any claim or retention of rights by JHMLICO. JHMLICO also agrees, upon request of the Series, promptly to surrender such books and records or, at JHMLICO's expense, copies thereof to the Series or make such books and records available for inspection by representatives of regulatory authorities or other persons reasonably designated by the Series. JHMLICO further agrees to maintain, prepare and preserve such books and records in accordance with the 1940 Act and rules thereunder, including but not limited to, Rules 31a-1 and 31a-2. JHMLICO shall supply all information requested by any insurance regulatory authorities to determine whether all insurance laws and regulations are being complied with.

  JHMLICO shall not disclose or use any records or information obtained pursuant hereto in any manner whatsoever except as expressly authorized herein, and will keep confidential any information obtained pursuant hereto, and disclose such information only if the Series has authorized such disclosure, or if such disclosure is expressly required by applicable Federal or state regulatory authorities.

  JHMLICO shall supply the Board of Trustees and officers of the Series with all statistical information regarding investments of the Portfolios which is reasonably required by them and reasonably available to JHMLICO.

8. LIABILITY.

  No provision of this Agreement shall be deemed to protect JHMLICO against any liability to the Series or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement. Nor shall any provision hereof be deemed to protect any Trustee or officer of the Series against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance of his duties or the reckless disregard of his obligations and duties.

9. DURATION AND TERMINATION OF THIS AGREEMENT.

  (a) Duration. This Agreement shall become effective with respect to each Initial Portfolio on the date hereof and, with respect to any additional Portfolio, on the date of receipt by the Series of notice from JHMLICO in accordance with Paragraph 1(b) hereof that JHMLICO is willing to serve with respect to such Portfolio. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the date hereof with respect to the Initial Portfolios and, with respect to each additional Portfolio until two years following the date on which such Portfolio becomes a Portfolio hereunder, and shall continue in full force and effect thereafter with respect to each Portfolio so long as such continuance with respect to any such Portfolio is approved at least annually (a) by either the Board of Trustees of the Series or by vote of a majority of the outstanding voting shares of such Portfolio, and (b) in either event by the vote of a majority of the Board of Trustees of the Series who are not parties to this Agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  Any approval of this Agreement by the holders of a majority of the outstanding shares of any Portfolio shall be effective to continue this Agreement with respect to any such Portfolio notwithstanding (A) that this

Agreement has not been approved by the holders of a majority of the outstanding shares of any other Portfolio affected hereby, and (B) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Series, unless such approval shall be required by any other applicable law or otherwise. The terms "assignment", "vote of a majority of the outstanding shares" and "interested person", when used in this Agreement, shall have the respective meanings specified in the 1940 Act and rules thereunder.

  (b) Termination. This Agreement may be terminated with respect to any Portfolio at any time, without payment of any penalty, by vote of the Board of Trustees of the Series, by vote of a majority of the outstanding shares of such Portfolio, or by JHMLICO on at least sixty (60) days written notice to the Series.

  (c) Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its assignment.

10. NAME OF JOHN HANCOCK.

  It is understood that the name "John Hancock", or any name derived from or similar to that name, and any logo associated with that name, is the valuable property of JHMLICO, and that the Series has the right to include "John Hancock" as a part of its name only so long as this Agreement shall continue. Upon termination of this Agreement the Series shall forthwith cease to use the John Hancock name and logos and shall submit to its shareholders, if necessary, an amendment to its Declaration of Trust to change the Series' name.

11. SERVICES NOT EXCLUSIVE.

  The services of JHMLICO to the Series with respect to the Portfolios are not to be deemed exclusive and JHMLICO shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is specifically understood that directors, officers and employees of JHMLICO and of its subsidiaries and affiliates may continue to engage in providing portfolio management services and advice to other investment companies, whether or not registered, and other investment advisory clients.

12. AVOIDANCE OF INCONSISTENT POSITION.

  In connection with the purchase and sale of portfolio securities of the Portfolios, JHMLICO and its directors, officers and employees will not act as principal or agent or receive any commission. Nothing in this Agreement, however, shall preclude the combination of orders for the sale or purchase of portfolio securities of the Series with those for other registered investment companies managed by JHMLICO or its affiliates, if orders are allocated in a manner deemed equitable by JHMLICO among the accounts and at a price approximately averaged.

13. AMENDMENT.

  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing. No amendment of this Agreement shall be effective with respect to any Portfolio until approved specifically by (a) the Board of Trustees of the Series, or by vote of a majority of the outstanding shares of that Portfolio, and (b) by vote of a majority of those Trustees of the Series who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

14. INDEMNIFICATION.

  Except to the extent that a member of the Board of Trustees would thereby be protected against any liability to the Series or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the member's duties, or by reason of the member's reckless disregard either of the member's obligations and duties under this Agreement or of the duties involved in the conduct of the member's office, JHMLICO hereby indemnifies each person who is or has been a member of the Board of Trustees and will hold each harmless against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which the member may become subject under the 1940 Act or any other statute or at common law or otherwise, by reason of his or her failure or alleged failure to take any action relating to the investment or reinvestment of assets in the Portfolios, regardless of whether a Sub-Investment Manager has been retained in connection with the Portfolio concerned, including any failure or alleged failure to seek or retain investment advice or management in addition to or in place of that provided by JHMLICO and its Sub-Investment Managers, if any. With respect to any losses, claims, damages, liabilities or litigation arising out of events occurring prior to the termination of this Agreement, this indemnity shall survive said termination.

15. LIMITATION OF LIABILITY.

  It is expressly agreed that the obligations of the Series hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents or employees of Series personally, but bind only the trust property of the Series, as provided in the Series' Declaration of Trust.

16. GOVERNING LAW.

  This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts and the applicable provisions of the 1940 Act and rules thereunder.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

                                          John Hancock Variable Series Trust I

Attest:


         /s/ Sandra M. DaDalt             By:      /s/ Henry D. Shaw
-------------------------------------         --------------------------------
           Associate Counsel                          Title: Chairman

                                          John Hancock Mutual Life Insurance
                                           Company

Attest:


      /s/ Francis C. Cleary, Jr.          By:      /s/ Robert R. Reitano
-------------------------------------         ---------------------------------
            Vice President                         Title: Vice President

                                                                     APPENDIX C

 JHVLICO AND JOHN HANCOCK; THE SUB-INVESTMENT MANAGERS; A SUMMARY OF THE SUB-
           INVESTMENT MANAGEMENT AGREEMENTS; BROKERAGE TRANSACTIONS

JHVLICO AND JOHN HANCOCK

  JHVLICO, John Hancock Place, Boston, Massachusetts 02117, is a stock life insurance company chartered in 1979 under Massachusetts law. It is a wholly-owned subsidiary of John Hancock, authorized to transact a life insurance and annuities business in 49 states. JHVLICO began selling variable life insurance
policies in 1980 and its Accounts owned Fund shares representing    % of the
total net assets of the Fund on December 31, 1996.

  John Hancock, John Hancock Place, Boston, Massachusetts 02117, is a mutual life insurance company chartered in Massachusetts in 1862. It is authorized to transact a life insurance and annuity business in all fifty states. John Hancock began selling variable annuity contracts in 1971 and variable life insurance policies in 1993. Its Accounts owned Fund shares representing % of the net assets of the Fund on December 31, 1996. John Hancock acts as "principal underwriter" of the Fund's shares pursuant to an Underwriting and Administrative Services Agreement, dated January 17, 1986, to which John Hancock and the Fund are parties. Under the Agreement, John Hancock collects no additional charges or commissions in connection with its duties as principal underwriter.

  John Hancock is managed by its Board of Directors, the members of which are elected by its policyholders. All of the Directors must be policyholders of John Hancock. The business address of all Directors and Executive Officers of John Hancock is John Hancock Place, Boston, Massachusetts 02117.

  The following are the Directors and Chief Executive Officer of John Hancock:

 Directors and Chief Executive Officer of John Hancock

NAME                   PRINCIPAL OCCUPATION
----                   --------------------
John F. Magee          Chairman, Arthur D. Little, Inc. (industrial research and
                        consulting)
Nelson F. Gifford      Director, Boston Edison Company (electric utility).
Stephen L. Brown       Chairman of the Board, President and Chief Executive
                        Officer, John Hancock
William L. Boyan, Jr.  President, John Hancock
E. James Morton        Director, formerly Chairman, John Hancock
C. Vincent Vappi       Former President and Chief Executive Officer, Vappi &
                        Company, Inc. (construction).
David F. D'Alessandro  Senior Executive Vice President, Retail Sector, John Hancock
Foster L. Aborn        Vice Chairman of the Board, John Hancock
Randolph W. Bromery    President, Springfield College
Joan T. Bok            Chairman, New England Electric System (electric utility)
Robert E. Fast         Hale and Dorr (law firm)
John M. Conners, Jr.   President and Chief Executive Officer, Hill, Holiday,
                        Connors and Cosmopulos (advertising agent)

NAME                   PRINCIPAL OCCUPATION
----                   --------------------
I. Macallister Booth   Retired Chairman of the Board and Chief Executive Officer,
                        Polaroid Corporation (photographic products)
Samuel W. Bodman       Chairman of the Board and Chief Executive Officer, Cabot
                        Corporation (chemicals)
Lawrence Fish          Chairman and Chief Executive Officer, Citizens Financial
                        Group (banking)
Kathleen F. Feldstein  President, Economic Studies, Inc. (economic consulting)
Richard F. Syron       Chairman and Chief Executive Officer, American Stock
                        Exchange
Michael C. Hawley      President & Chief Operating Officer, The Gillette Company
                        (razors, etc.)
Robert J. Tarr, Jr.    Former President, Chief Executive Officer, Chief Operations
                        Officer; Harcourt, General, Inc. (publishers)

INDEPENDENCE INVESTMENT ASSOCIATES, INC.

  IIA's Board of Directors is as follows:

NAME                 PRINCIPAL OCCUPATION
----                 --------------------
William C. Fletcher  President, Independence Investment Associates, Inc.
Joseph A. Tomlinson  Vice President, Annuity and Special Products Profit Center,
                      John Hancock
Foster L. Aborn      Vice Chairman of the Board, John Hancock
Henry D. Shaw        Vice President, Retail Product Management, John Hancock
Lewis J. Kleinrock   Former President, IIA
John T. Farady       Senior Vice President and Treasurer, John Hancock

  The business address for Messrs. Fletcher and Kleinrock is 53 State Street, Boston, Massachusetts 02109. IIA's address and the business address of its other directors is John Hancock Mutual Life Insurance Company, John Hancock Place, Boston, Massachusetts 02117.

JOHN HANCOCK ADVISERS, INC.

  Advisers' Board of Directors is as follows:

NAME                     PRINCIPAL OCCUPATION
----                     --------------------
Edward J. Boudreau, Jr.  Chairman and Chief Executive Officer, John Hancock Funds,
                          Inc.
Richard S. Scipione      General Counsel, John Hancock
Stephen L. Brown         Chairman and Chief Executive Officer, John Hancock
Foster L. Aborn          Vice Chairman of the Board, John Hancock
David F. D'Alessandro    Senior Executive Vice President, John Hancock
Thomas E. Moloney        Chief Financial Officer, John Hancock
John M. DeCiccio         Senior Vice President, Investment, Technology & Financial
                          Management, John Hancock
Anne C. Hodsdon          President and Chief Operations Officer, Advisers
Jeanne M. Livermore      Senior Vice President, Investment and Pension Sector, John
                          Hancock
Richard O. Hansen        Vice President, Managerial Department, John Hancock
Robert G. Freedman       President and Chief Investment Officer, Advisers
Robert E. Watts          Second Vice President, Office of Business Conduct, John
                          Hancock
William C. Fletcher      President, IIA
David A. King            President and Chief Executive Officer and Director, John
                          Hancock Signature Services, Inc.

  Advisers' address and the business address for all of its directors is 101 Huntington Avenue, Boston, Massachusetts 02199.

T. ROWE PRICE ASSOCIATES, INC.

  T. Rowe's Board of Directors is as follows:

NAME                   PRINCIPAL OCCUPATION
----                   --------------------
George J. Collins      Director of Rowe Price-Fleming International ("Rowe Price-
                        Fleming")
James E. Halbkat, Jr.  President of U.S. Monitor Corporation

NAME                   PRINCIPAL OCCUPATION
----                   --------------------
Richard L. Menschel    Limited Partner of Goldman Sachs Group L.P.
John W. Rosenblum      Dean of the Jepson School of Leadership Studies at the
                        University of Richmond
Robert L. Stickland    Chairman of Loew's Companies, Inc.
Phillip C. Walsh       Consultant to Cyprus Annex Minerals Company
Anne Marie Whittemore  Partner of the law firm of McQuire, Woods, Battle & Booth
George A. Roche        Vice President and Director, Rowe Price-Fleming
M. David Testa         Chairman of the Board, Rowe Price-Fleming
Henry H. Hopkins       Vice President, Rowe Price-Fleming
Charles P. Smith       Vice President, Rowe Price-Fleming
Peter Van Dyke         Vice President, Rowe Price-Fleming
James S. Riepe         Managing Director, Rowe Price-Fleming

  T. Rowe's address and the business address for its directors is 100 East Pratt Street, Baltimore, Maryland 21202.

ROWE PRICE-FLEMING

  The principal executive officers and directors of Rowe Price-Fleming International, Inc., are as follows:

NAME                   PRINCIPAL OCCUPATION
----                   --------------------
M. David Testa         Director and Managing Director of Price Associates
George J. Collins      Chief Executive Officer, President, and Managing Director of
                        Price Associates
D. William J. Garrett  Chairman of Robert Fleming Securities Limited, a Director of
                        Robert Fleming Holdings Limited ("Robert Fleming Holdings")
P. John Manser         Chief Executive of Robert Fleming Holdings, Chairman of
                        Robert Fleming & Co., Limited
James S. Riepe         Managing Director of Price Associates
George A. Roche        Chief Financial Officer and Managing Director of Price
                        Associates
Henry C. T. Strutt     Managing Director and General Manager of Jardine Fleming
                        Holdings Ltd.
Martin G. Wade         Director of Robert Fleming Holdings

  Rowe Price-Fleming's address and the business address of its directors is 100 East Pratt Street, Baltimore, Maryland 21202.

JANUS CAPITAL CORPORATION

  The principal executive officers and directors of Janus Board of Directors are as follows:

NAME                 PRINCIPAL OCCUPATION
----                 --------------------
Thomas H. Bailey     President, Director, Chairman, Chief Executive Officer,
                      Janus
James P. Craig, III  Director, Vice President, Chief Investment Officer, and
                      Portfolio Manager, Janus
Steven R. Goodbarn   Vice President and Chief Investment Officer, Janus
Mark B. Whiston      Vice President and Chief Marketing Officer, Janus
Marjorie G. Hurd     Vice President and Chief Operations Officer, Janus
David C. Tucker      Vice President, General Counsel, and Secretary, Janus
Michael E. Herman    President, Kansas City Royals Baseball Team
Thomas A. McDonnell  Director, President, and Treasurer, DST Systems
Landon H. Rowland    President and Chief Executive Officer, Kansas City Southern
                      Industries, Inc.
Michael Stolper      President, Stolper & Company

  Janus' address and the business address of its directors is 100 Fillmore Street, Denver, Colorado 80206

NEUBERGER & BERMAN L.P.

  Neuberger & Berman's Board of Directors is as follows:

NAME                PRINCIPAL OCCUPATION
----                --------------------
Howard R. Berlin    Vice President & Director, Neuberger & Berman Partners Fund
                     Inc.
Richard A. Cantor   Chairman and Director, Neuberger & Berman Management
                     Incorporated
Michael M. Kassen   Managing Director, Vice President & Portfolio Manager,
                     Neuberger & Berman Management Incorporated
Irwin Lainoff       Director & Vice President, Neuberger & Berman Management
                     Incorporated
Marvin C. Schwartz  Director, Neuberger & Berman Management Incorporated
Lawrence Zicklin    Director, Neuberger & Berman Trust Company
Howard L. Ganek     Principal, Neuberger & Berman LLC

  Neuberger & Berman's address and the business address of its directors is 605 Third Avenue, New York, New York 10158.

INVESCO MANAGEMENT AND RESEARCH

  The principal executive officers and directors of INVESCO are as follows:

NAME                    PRINCIPAL OCCUPATION
----                    --------------------
Frank M. Bishop         Vice President/Portfolio Manager, INVESCO Capital
                         Management, Inc.
Frank J. Keeler         President & Chief Executive Officer, INVESCO
William M McCarthy      Senior Vice President/Director of Fixed Income/Portfolio
                         Manager, INVESCO
Patricia M. McNulty     Corporate Accounting Manager, INVESCO
Kathleen A. Greenberg   Corporate Secretary/Clerk, Human Resources Manager, INVESCO
Robert C. Shanley       Senior Vice President, Portfolio Manager, INVESCO
Robert Slotpole         Senior Vice President, Director of Equities/Portfolio
                         Manager, INVESCO
Frank A. Bisognano      Vice President, Director of MIS, INVESCO
Oliver Buckley          Vice President, Portfolio Manager, INVESCO
Martha Childs           Vice President, Trader/Portfolio Manager, INVESCO
Edmund F. Ingalls, Jr.  Vice President, Portfolio Manager, INVESCO
Mary F. Kane            Vice President, Portfolio Manager, INVESCO
Stephen J. Kaszynski    Vice President, Portfolio Manager, INVESCO
Charles Koeniger        Vice President, Director of Marketing, INVESCO
Sue-Ellen Whelan        Vice President, Marketing Manager, INVESCO

  INVESCO's address and the business address for its directors is 101 Federal Street, Boston, Massachusetts 02110.

J.P. MORGAN INVESTMENT MANAGEMENT, INC.

  J.P. Morgan's Board of Directors is as follows:

NAME                     PRINCIPAL OCCUPATION
----                     --------------------
Cary N. Potter           Chairman, J.P. Morgan
Keith M. Schappert       President, Director & Managing Director, J.P. Morgan
William Lyman Cobb, Jr.  Vice Chairman, Director & Managing Director, J.P. Morgan
Robert A. Anselmi        General Counsel, Secretary, Director & Managing Director,
                          J.P. Morgan
Milan S. Soltis          Director & Managing Director, J.P. Morgan
Thomas M. Luddy          Director & Managing Director, J.P. Morgan

NAME                  PRINCIPAL OCCUPATION
----                  --------------------
Michael R. Granito    Director & Managing Director, J.P. Morgan
Kenneth W. Anderson   Director & Managing Director, J.P. Morgan
Louis G. Gardella     Managing Director, J.P. Morgan
George E. Austin      Managing Director, J.P. Morgan
John R. Thomas        Director, J.P. Morgan
Michael E. Patterson  Director, J.P. Morgan
Jean Louis P. Brunel  Director, J.P. Morgan

  J.P. Morgan's address and the business address for its directors is 522 Fifth Avenue, New York, New York 10036.

BRINSON PARTNERS, INC.

  Brinson's Board of Directors is as follows:

NAME                   PRINCIPAL OCCUPATION
----                   --------------------
Gary P. Brinson        President, Director & Managing Partner, Brinson
Henry Doom, Jr.        Chief Financial Officer, Managing Partner, and Treasurer,
                        Brinson
Michael J. Jacobs      Assistant Secretary, Brinson
Richard C. Carr        Director & Managing Partner, Brinson
Robert J. Bernstein    Director of Emerging Markets, Brinson
Jeffery J. Diermeier   Director & Managing Partner, Brinson
Samuel W. Anderson     Director & Managing Partner, Brinson
Dennis L. Hesse        Director & Managing Partner, Brinson
A. Bart Holaday        Director & Managing Partner, Brinson
Denis S. Karnosky      Director & Managing Partner, Brinson
E. Thomas McFarlan     Director & Managing Partner, Brinson
Nicholas C. Rassas     Director & Managing Partner, Brinson
Dirk A. Willms         Partner/Account Manager, Brinson
Robert C. Moore        Partner and Director of U. S. Equity Research, Brinson
M. Dale Fritz          Managing Partner, Brinson
B. Craig Hutson        Managing Partner, Brinson
Benjamin F. Lenhardt,
 Jr.                   Managing Partner, Brinson
Alvin W. Marley        Partner, Brinson
Peter J. Morant        Partner, Brinson
Brian D. Singer        Partner, Brinson

  Brinson's address and the business address for its directors is 209 South LaSalle Street, Chicago, Illinois 60604.

STATE STREET

  State Street's Board of Directors is a follows:

[to be added]

SUMMARY OF THE SUB-INVESTMENT MANAGEMENT AGREEMENTS FOR WHICH PROPOSALS 1 AND 3 SEEK APPROVAL

  Set forth below is a summary of certain provisions of the Sub-Investment Management Agreements for which Proposals 1 and 3 seek approval.

  The Sub-Investment Management Agreements require that the sub-investment managers provide a suitable investment program consistent with the investment objectives, policies and restrictions of the applicable Portfolio, subject to the overall supervision and control of John Hancock and the Board of Trustees. The sub-investment managers are required to place orders for purchases and sales of Portfolio investments, maintain appropriate records relating to their activities on behalf of the Portfolio and provide any research, reports or additional information that John Hancock or the Board of Trustees may reasonably request. The sub-manager bears the cost and expenses of performing its obligations under the Sub-Investment Management Agreements, but is not responsible for brokerage commissions, custodian fees and expenses, taxes or interest payable on the Fund's borrowings.

  Under the Sub-Investment Management Agreements, John Hancock agrees to hold harmless the sub-investment manager, its directors and officers from and against all liabilities and expenses (including reasonable attorney's fees) arising out of any failure of any Fund document to comply with applicable federal and state securities, insurance or other laws, unless the sub-manager furnished, in writing, the information upon which the alleged compliance failure is based. No protection against any liability is afforded to the sub-investment manager for any willful malfeasance, bad faith, or gross negligence in the performance of its duties, or the reckless disregard of such duties.

  Unless modified or terminated, the Sub-Investment Management Agreements, after an initial two-year period, continue with respect to a Portfolio from year to year but only so long as such continuance is specifically approved at least annually by (a) a majority of the Board of Trustees who are not interested persons of JHVLICO, John Hancock, or the Fund, cast in person at a meeting called for the purpose of voting such approval, and (b) either a vote of the Board of Trustees or a majority of the outstanding voting shares of such Portfolio. The Sub-Investment Management Agreements also provide that they may, on 60 days' notice, be terminated at any time without penalty by the Board of Trustees, by majority of the outstanding voting shares of such Portfolio, by John Hancock, or by the sub-investment manager. The Sub-Investment Management Agreements automatically terminate in the event of their assignment.

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

  Orders for the purchase and sale of portfolio securities of the Equity Index, Large Cap Value, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Small Cap Value, Strategic Bond, International Opportunities, and International Balanced Portfolios are placed in such a manner as in the opinion of John Hancock or the respective sub-investment manager will offer the best price and market for the execution of each transaction. In seeking best price and execution for securities traded in the over-the-counter market, John Hancock and the respective sub-investment managers normally deal directly with the principal market-makers. Evaluations of the overall reasonableness of any brokers' commissions are made by the persons placing transactions for the Portfolio on the basis of their experience and judgment. Such persons are authorized to pay a brokerage commission on a particular transaction that is in excess of what another broker might have charged in recognition of the value of the brokerage and research services received from the broker, although such authority is expected to be used very infrequently. The Mid Cap Growth, Mid Cap Value and International Balanced Portfolios, however, may be more likely to use such authority.

  Research and statistical services furnished by brokers handling transactions for the Equity Index, Large Cap Value, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Small Cap Value, Strategic Bond, International Opportunities, and International Balanced Portfolios may include analysts' reports on companies and industries, market forecasts, economic analyses, and the like. Such materials may be used by John Hancock and the respective sub-investment manager for the benefit of all the portfolios managed by John Hancock and the respective sub-investment manager and, accordingly, not all such research and statistical services may be used in connection with these Portfolios.

  While John Hancock and each sub-investment manager will be responsible for the allocation of the corresponding Portfolio's brokerage, their policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Board of Trustees of the Fund.

                                                                     APPENDIX D

                       OTHER SUB-ADVISORY RELATIONSHIPS

  Independence Investment Associates ("IIA") acts as a sub-investment manager to four registered investment companies having a substantially similar investment objective to one of the Portfolios. The following table sets forth the name of each such investment company, its net assets as of December 31, 1996, the fee charged by IIA a percentage of daily net assets, and the Portfolio having the substantially similar investment objective.

INVESTMENT COMPANY NAME                 FEE                 NET ASSETS       PORTFOLIO
-----------------------                 ---                 ----------       ---------
John Hancock              +55% of:                        $73.5 million  Growth and Income
Independence Equity Fund  0.75% of first $750 million
                          0.70% of all additional amounts
John Hancock              *69% of:                        $10.4 million  Managed
Independence Balanced     0.70% of first $500 million
Fund                      0.65% of all additional amounts
John Hancock              *55% of:                        $855,000       Large Cap Growth
Independence Growth Fund  0.80% of first $500 million
                          0.75% of all additional amounts
John Hancock              80% of:                         $290.5 million Growth and Income
Diversified Core          0.50% of all amounts
Equity Fund II

--------
+ Since July 1, 1995, IIA has agreed to waive its fees. IIA can terminate this waiver at any time.
* Since January 1, 1995, IIA has agreed to waive its fees. IIA can terminate this waiver at any time.

  Janus Capital Corporation [or an affiliate] ("Janus") acts as sub-investment adviser to several registered investment companies having similar investment objectives and policies to those of the Mid Cap Growth Portfolio. The table below sets forth the name of each such investment company that is not sponsored by Janus [or an affiliate], the net assets of each such investment company as of January 31, 1997, and the advisory fee for each such investment company expressed as a percentage of average daily net assets.


INVESTMENT COMPANY NAME            ADVISORY FEE                     NET ASSETS
-----------------------            ------------                     ----------
Allmerica Investment Trust         0.60% of the first $100,000,000 $146 million
Select Capital Appreciation Fund   0.55% of all additional amounts
Great West Maxim Series Trust,
 Inc.                              0.60% of the first $100,000,000 $210 million
Mid Cap Portfolio                  0.55% of all additional amounts
IDEX Series Fund                   0.50%                           $ 23 million
Capital Appreciation Portfolio
Jackson National Life Series
 Trust                             0.55% of the first $100,000,000 $ 40 million
Capital Growth Series              0.50% of the next $400,000,000
                                   0.45% of all additional amounts
Sierra Trust Funds                 0.55% of the first $10,000,000  $315 million
Emerging Growth Fund               0.55% of all additional amounts
The Sierra Variable Trust          0.55% of the first $10,000,000  $ 54 million
Variable Emerging Growth Fund      0.55% of all additional amounts

  T. Rowe Price Associates, Inc. ("T. Rowe Price") acts as sub-investment adviser to several registered investment companies having similar investment objectives and policies to those of the Large Cap Value Portfolio. The following table sets forth the name of each such investment company that is not sponsored by T. Rowe, the fee charged by T. Rowe as a percentage of average daily net assets, and the investment company's net assets as of December 31, 1996.

INVESTMENT COMPANY NAME          ADVISORY FEE                   NET ASSETS
-----------------------          ------------                   ----------
Endeavor Series Trust                                          $ 78 million
 Equity Income Portfolio         0.40%
John Hancock Variable                                          $ 19 million
 Series Trust I:
 Large Cap Value Portfolio       0.50%
Maxim Series Trust               0.50% of the first $20        $ 69 million
 Maxim T. Rowe Price             million
 Equity/Income                   0.40% of the next $30
                                 million
                                 0.40% of all additional
                                 amounts
NASL Series Trust                0.40% of the first $50        $599 million
 Equity-Income Trust             million
                                 0.30% of the next $150
                                 million
                                 0.20% of the next $300
                                 million
North American Funds             0.40% of the first $50        $147 million
 Equity-Income Fund              million
                                 0.30% of the next $150
                                 million
                                 0.20% of the next $300
                                 million
                                 0.20% of all additional
                                 amounts
SBL Fund                         0.50% of the first $20        $ 62 million
 Series O                        million
 (Equity Income Series)          0.40% of the next $30
                                 million
                                 0.40% of all additional
                                 amounts
Security First Trust             0.35%                         $132 million
 Growth and Income Series

  Rowe Price-Fleming, International ("Rowe Price-Fleming") acts as sub-investment adviser to several registered investment companies having similar investment objectives and policies to those of the International Opportunities
Portfolio. The following table sets forth the name of each such investment company that is not sponsored by Rowe Price-Fleming, the fee charged by Rowe
Price-Fleming as a percentage of average daily net assets, and the investment company's net assets as of December 31, 1996.

INVESTMENT COMPANY NAME          ADVISORY FEE                   NET ASSETS
-----------------------          ------------                   ----------
American Skandia Trust           0.75% of the first $20        $402 million
                                 million
 T. Rowe Price                   0.60% of the next $30
                                 million
 International Equity Portfolio  0.50% of all additional
                                 amounts (A)
Commerce Funds                   0.75% of the first $20        $ 56 million
                                 million
 The International Equity Fund   0.60% of the next $30
                                 million
                                 0.50% of all additional
                                 amounts

INVESTMENT COMPANY NAME                  ADVISORY FEE             NET ASSETS
-----------------------                  ------------          ----------------
Endeavor Series Trust            0.75% of the first $20        $    134 million
                                 million
 T. Rowe Price                   0.60% of the next $30
                                 million
 International Stock Portfolio   0.50% of all additional
                                 amounts
Frank Russell Investment         0.75% of the first $20        $    172 million
                                 million
 Company                         0.60% of the next $30
                                 million
 International Securities Fund   0.50% on all additional
                                 amounts
                                 [0.50% flat fee on all
                                 assets excluding $200
                                 million]
Frank Russell Investment         0.75% of the first $20        $    139 million
                                 million
 Company                         0.60% of the next $30
                                 million
 International Fund              0.50% of all additional
                                 amounts
                                 [0.50% flat fee on all
                                 assets excluding $200
                                 million]
JNL Series Trust                 0.75% of the first $20        $     48 million
 T. Rowe Price/JNL               million
 International Equity            0.60% of the next $30
 Investment Series               million
                                 0.50% of all additional
                                 amounts
LB Series Fund, Inc.             0.75% of the first $20        $    174 million
 World Growth Portfolio          million
                                 0.60% of the next $30
                                 million
                                 0.50% of all additional
                                 amounts (B)
Lutheran Brotherhood             0.75% of the first $20        $     58 million
 Family of Funds                 million
 Lutheran Brotherhood            0.60% of the next $30
 World Growth Fund               million
                                 0.50% of all additional
                                 amounts (B)
NASL Series Trust                0.75% of the first $20                     N/A
 International Stock Trust       million                        (Inception Date
                                 0.60% of the next $30         January 1, 1997)
                                 million
                                 0.50% of the next $150
                                 million
                                 0.50% [retroactive of $1]
                                 when assets equal or exceed
                                 $200 million
                                 0.45% of assets over $500
                                 million
Style Select Series, Inc.        0.75% of the first $20        $      6 million
 International Equity Portfolio  million
                                 0.60% of the next $30
                                 million
                                 0.50% of the next $150
                                 million
                                 0.50% retroactive to $1 when
                                 assets exceed $200 million

--------
(A) Commencing May 1, 1996, the sub-investment adviser has voluntarily agreed to waive a portion of its fee equal to .25 of 1% of the portion of the portfolio's average daily net assets not in excess of $20 million and .10 of 1% of the net assets over $20 million but not in excess of $50 million, so long as the average daily net assets of the portfolio equal or exceed $200 million. The sub-investment adviser may terminate this voluntary agreement at any time.
(B) Sub-investment advisory fee is paid based on pro rata share of combined assets of both portfolios.

                                                                     APPENDIX E

             CHANGES TO THE MANAGEMENT AGREEMENTS UNDER PROPOSAL 2

  The costs and expenses that would be reallocated to the Fund under Proposal 2's amendments to the Management Agreements are discussed in the paragraphs that follow.

  Costs of certain accounting, valuation, and compliance services. State Street Bank and Trust Company ("State Street") serves as custodian to thirteen of the eighteen Portfolios of the Fund. (It is expected that four of the other Portfolios will be added to the State Street contract later in 1997.) Under the terms of a revised Custodian Agreement between State Street and the Fund, signed in 1995, State Street provides certain fund accounting and portfolio valuation services previously provided by John Hancock. (Under the terms of a 1995 Custodian Agreement with the Fund, Investors Bank and Trust Company ("IBT") provides these services with respect to the Sovereign Bond Portfolio.) In addition to the accounting and valuation services, State Street has recently entered into a separate agreement with the John Hancock and the Fund whereby State Street calculates the Fund's SEC total return and total return exclusive of Fund expenses, provides quarterly testing for compliance with agreed upon investment policies and restrictions and provides periodic testing of the various Portfolios of the Fund for compliance with certain SEC and IRS requirements. (It is expected that IBT will soon enter into a separate agreement with John Hancock and the Fund to provide such services for the Sovereign Bond Portfolio.) Because of economies of scale, the custodians can provide these services more efficiently than John Hancock. Had the proposed reallocation been in effect in 1996, the Fund would have had to pay an estimated $930,000 for these services, which was borne by John Hancock. It is proposed that the cost of these services be charged to the Fund under the amended Management Agreements.

  Legal expenses and independent agent fees. Currently, John Hancock pays all ongoing legal expenses in connection with the Fund; including those associated with such things as maintenance of the Fund, providing counsel to the independent Trustees and initial review and on-going maintenance of the Fund's SEC registration statement and all exhibits to the registration statement. It is now proposed that the Fund (rather than John Hancock) bear the costs of all such legal services rendered to or for the Fund, regardless of whether such services are provided by independent counsel or by John Hancock's Law Department.

  Such services, however, will be charged to the Fund only where incurred in the actual conduct of the Fund's business and affairs or in the performance of those services the expense of which the Fund has agreed to assume (e.g., the preparation of proxy statements and registration statements). They will not be charged to the Fund where incurred to assist John Hancock in performing its other responsibilities to the Fund. Where services are for both of such purposes, the costs thereof will be fairly allocated between John Hancock and the Fund. In 1996, legal costs of the type now to be allocated to the Fund (both from independent counsel and from John Hancock's Law Department personnel) are estimated to have been $179,000.

  In addition, John Hancock has paid independent accountant fees associated with the preparation and filing of the Fund's tax returns. In 1996, the accounting fees for this service amounted to $45,000. It is also proposed that the cost of independent agents, such as the independent accountants, retained by the Fund be charged to the Fund under the amended Management Agreements.

  Registration fees and costs. As a result of the 1996 National Securities Markets Improvement Act, the Fund currently pays no SEC registration fees with respect to the offer and sale of its shares. Although it appears unlikely, this exemption from fee assessment could be repealed at some time in the future. In addition to paying any Fund registration fees, John Hancock, in the past, has assumed the costs associated with preparing, typesetting, and electronically submitting the Fund's registration statement to the SEC. In 1996, the costs assumed by John Hancock associated with the ongoing registration of the Fund (exclusive of legal expenses) are estimated to have been $11,000. It is proposed that these charges be assumed by the Fund under the amended Management Agreements.

  Association dues. Currently, the Fund is not charged for membership or association dues by any organization or entity. However, there is the possibility that the Fund will be charged membership dues if it becomes a member of the Investment Company Institute, the National Association of Variable Annuities, or some other similar trade association or a self-regulatory organization. In that event, it is proposed that these dues be assumed by the Fund under the amended Management Agreements.

  Proxy costs; Organizational costs. It is proposed that the expenses of preparing the voting instruction information statements (i.e., proxy materials) be assumed by the Fund under the amended Management Agreements. Currently, the Fund pays only the expenses of printing and distributing such statements. There were no such statements prepared in 1996. The cost of preparing these 1997 proxy materials is estimated to be $51,000. This estimate includes legal expenses.

  It is also proposed that John Hancock no longer bear the costs incurred in connection with the addition of new Portfolios. On three prior occasions, the Fund has incurred organizational, or start-up, costs (such as legal, accounting, auditing, and typesetting fees and expenses) when it added new Portfolios. In 1996, the organizational costs of adding the nine new portfolios is estimated to have been $11,000 (including legal expenses).

  Set forth below is the text of Sections 2 and 3 of the amended Management Agreements that includes the changes that would be made by Proposal 2. (Note that in the amended Management Agreement, John Hancock is referred to as "JHMLICO.")

  2. PROVISION OF INVESTMENT MANAGEMENT SERVICES.

    JHMLICO will provide to the Portfolios a continuing and suitable investment program consistent with the investment policies, objectives and restrictions of the Series. JHMLICO will manage the investment and reinvestment of the assets in the Portfolios, and perform the other functions set forth below, subject to the overall supervision, direction, control and review of the Board of Trustees of the Series and, as in effect from time to time, the provisions of the Series' Declaration of Trust, Bylaws, prospectus, statement of additional information, the 1940 Act and all other applicable laws and regulations (including any applicable investment restrictions imposed by state insurance laws and regulations) or any directions or instructions delivered to JHMLICO in writing by the Series from time to time.

    Except to the extent that the Board of Trustees approves performance of any of the following functions by any custodian, transfer agent, independent counsel, or other independent agent, JHMLICO will, with respect to the Portfolios:

      (a) advise the Series in connection with policy decisions to be made by its Board of Trustees or any committee thereof and, upon request, furnish the Series with research, economic and statistical data in connection with the Series' investments and investment policies;

      (b) provide administration of the day to day operations of the Series;

      (c) submit such reports relating to the valuation of the Series' securities as its Board of Trustees may reasonably request;

      (d) assist the Series in any negotiations relating to its investments with issuers, investment banking firms, securities brokers or dealers and other institutions or investors and place orders for purchases and sales of portfolio investments;

      (e) provide office space and office equipment and supplies (including telephone and other utility services), accounting and data processing equipment and necessary executive, legal, accounting, clerical and secretarial personnel for the administration of the affairs of the Series;

      (f) maintain and preserve the records required by the 1940 Act to be maintained and preserved by the Series, to the extent not maintained by the Series' custodian, distributor, transfer agent or any Sub-Investment Manager;

      (g) oversee, and use its best efforts to assure the performance of all the activities and services of any custodian, distributor, transfer agent or other similar agent retained by the Series;

      (h) value the assets and liabilities of the Series, compute the daily income, net asset value and yield of each Portfolio; and

      (i) supervise the activities of each Sub-Investment Manager.

    The Series will provide timely information to JHMLICO regarding such matters as purchases and redemptions of shares in each Portfolio and the cash requirements of, and cash available for investment in, each Portfolio, and all other information as may be reasonably necessary or appropriate in order for JHMLICO to perform its responsibilities hereunder.

  3. ALLOCATION OF EXPENSES.

    Except as set forth below, each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder.

      (a) The Series agrees to assume the Portfolios' share of the expense of:

            (i) brokerage commissions for transactions in the portfolio investments of the Series and similar fees and charges for the acquisition, disposition, lending or borrowing of such portfolio investments;

            (ii) the advisory fees called for in this Agreement;

            (iii) all taxes, including issuance and transfer taxes, and reserves for taxes payable by the Series to federal, state or other governmental agencies, and the expenses and costs associated with the preparation and filing of all tax returns;

            (iv) interest payable on the Series' borrowings;

            (v) extraordinary or non-recurring expenses, such as legal claims and liabilities and litigation costs and indemnification payments by the Series in connection therewith;

            (vi) the charges and expenses of any custodian or depository appointed by the Series for the safekeeping of its cash, portfolio securities and other property, for providing accounting and valuation services, and for monitoring compliance with federal laws and regulations, subject to the Board of Trustees' approval as to the scope of such accounting, valuation, and monitoring functions;

            (vii) the charges and expenses of its independent auditors;

            (viii) the cost of the fidelity bond required by 1940 Act Rule
          17g-l;

            (ix) the compensation and travel expenses of trustees who are not "interested persons" within the meaning of the 1940 Act;

            (x) the expenses in preparing, printing and distributing voting instruction information statements to persons entitled to give voting instructions, in tabulating proxy votes and in printing and distributing to policyowners and contractowners annual and semi-annual reports;

            (xi) fees and costs for legal services provided to or on behalf of the Series (including fees and costs of independent counsel and an allocable portion of the cost of JHMLICO's Law Department rendering such services) (For this purpose, "legal services" includes (but is not limited to) the services of such independent counsel or Law Department employees in the course of administering the business and affairs of the Series);

            (xii) charges of any independent agents (other than independent counsel) approved by the Board of Trustees;

            (xiii) the fees and expenses involved in registering and maintaining registrations of the Series and its shares with the Securities and Exchange Commission and various states and other jurisdictions; and

            (xiv) membership or association dues for the Investment Company Institute, the National Association of Variable Annuities, or similar trade association or for any self-regularly organization.

      (b) To the extent not assumed by the Series pursuant to (a) above, JHMLICO agrees to assume the Portfolios' share of the expense of:

            (i) the charges and expenses of any registrar, stock transfer or dividend disbursing agent;

            (ii) the cost of any stock certificates representing shares of the Series;

            (iii) the expenses of shareholders' meetings; trustees' meetings; printing and distributing Prospectuses and statements of additional information to prospective and existing policyowners and contractowners; preparing, printing, and distributing any advertising or sales literature to prospective and existing policyowners and contractowners; and any other activity and related legal services primarily intended to result in the sale of the Series' shares;

            (vi) the expense of furnishing each shareholder statements of account; and

            (v) the cost of and any errors and omissions insurance or other liability insurance covering the Series and/or its officers, directors and employees.

            (vi) fees and costs of independent counsel to Series not incurred in the actual conduct of the Series' affairs.

BY SIGNING AND DATING THE LOWER PORTION OF THIS FORM, YOU INSTRUCT THE PERSONS NAMED BELOW TO, AND THEY WILL, VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS FORM AT ONCE IN THE ENCLOSED ENVELOPE.

          THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES OF
                     JOHN HANCOCK VARIABLE SERIES TRUST I

                           SOVEREIGN BOND PORTFOLIO

                SPECIAL MEETING OF SHAREHOLDERS APRIL 14, 1997

THOMAS J. LEE AND HENRY D. SHAW, AND EACH OF THEM, WITH POWER OF SUBSTITUTION IN EACH, ARE HEREBY INSTRUCTED TO VOTE THE SHARES HELD IN THE FUND PORTFOLIO ATTRIBUTABLE TO THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 14, 1997, AND AT ANY ADJOURNMENT THEREOF, AS SPECIFIED BELOW.

TO VOTE MARK AN [X] IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. KEEP THIS PORTION FOR YOUR RECORDS.

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

                  (DETACH HERE AND RETURN THIS PORTION ONLY)

VOTE ON PROPOSALS

FOR  AGAINST  ABSTAIN

[_]    [_]      [_]                       2. APPROVAL OF AMENDED MANAGEMENT
                                            AGREEMENT TO REALLOCATE FUND
                                            EXPENSES

[_]    [_]      [_]                       5. APPROVAL OF MODIFICATION OF
                                            INVESTMENT RESTRICTIONS TO ALLOW
                                            THE PORTFOLIO TO PURCHASE "WHEN-
                                            ISSUED" SECURITIES AND ENTER INTO
                                            FORWARD COMMITMENTS

                                          _____________________________________
                                                        Signature
                                          _____________________________________
                                                Signature (Joint Owners)
                                          _____________________________________
                                                          Date

BY SIGNING AND DATING THE LOWER PORTION OF THIS FORM, YOU INSTRUCT THE PERSONS NAMED BELOW TO, AND THEY WILL, VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS FORM AT ONCE IN THE ENCLOSED ENVELOPE.

          THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES OF
                     JOHN HANCOCK VARIABLE SERIES TRUST I

                            EQUITY INDEX PORTFOLIO

                SPECIAL MEETING OF SHAREHOLDERS APRIL 14, 1997

THOMAS J. LEE AND HENRY D. SHAW, AND EACH OF THEM, WITH POWER OF SUBSTITUTION IN EACH, ARE HEREBY INSTRUCTED TO VOTE THE SHARES HELD IN THE FUND PORTFOLIO ATTRIBUTABLE TO THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 14, 1997, AND AT ANY ADJOURNMENT THEREOF, AS SPECIFIED BELOW.

TO VOTE MARK AN [X] IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. KEEP THIS PORTION FOR YOUR RECORDS.

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

                  (DETACH HERE AND RETURN THIS PORTION ONLY)

VOTE ON PROPOSALS

FOR  AGAINST  ABSTAIN

                                          1. APPROVAL OF MANAGEMENT AGREEMENT
[_]    [_]      [_]                         AND RELATED SUB-INVESTMENT
                                            MANAGEMENT AGREEMENT


[_]    [_]      [_]                       2. APPROVAL OF AMENDED MANAGEMENT
                                            AGREEMENT TO REALLOCATE FUND
                                            EXPENSES

[_]    [_]      [_]                       3. APPROVAL OF AMENDED MANAGEMENT
                                            AGREEMENT REFLECTING REDUCTION IN
                                            INVESTMENT ADVISORY FEE AND
                                            RELATED SUB-INVESTMENT MANAGEMENT
                                            AGREEMENT

                                          _____________________________________
                                                        Signature
                                          _____________________________________
                                                Signature (Joint Owners)
                                          _____________________________________
                                                          Date

BY SIGNING AND DATING THE LOWER PORTION OF THIS FORM, YOU INSTRUCT THE PERSONS NAMED BELOW TO, AND THEY WILL, VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS FORM AT ONCE IN THE ENCLOSED ENVELOPE.

          THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES OF
                     JOHN HANCOCK VARIABLE SERIES TRUST I

                            MONEY MARKET PORTFOLIO

                SPECIAL MEETING OF SHAREHOLDERS APRIL 14, 1997

THOMAS J. LEE AND HENRY D. SHAW, AND EACH OF THEM, WITH POWER OF SUBSTITUTION IN EACH, ARE HEREBY INSTRUCTED TO VOTE THE SHARES HELD IN THE FUND PORTFOLIO ATTRIBUTABLE TO THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 14, 1997, AND AT ANY ADJOURNMENT THEREOF, AS SPECIFIED BELOW.

TO VOTE MARK AN [X] IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. KEEP THIS PORTION FOR YOUR RECORDS.

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

                  (DETACH HERE AND RETURN THIS PORTION ONLY)

VOTE ON PROPOSALS

FOR  AGAINST  ABSTAIN

[_]    [_]      [_]                       2. APPROVAL OF AMENDED MANAGEMENT
                                            AGREEMENT TO REALLOCATE FUND
                                            EXPENSES

[_]    [_]      [_]                       6. APPROVAL OF CHANGE IN STATUS OF
                                            INVESTMENT OBJECTIVE AND POLICIES
                                            TO MAKE THEM GENERALLY NON-
                                            FUNDAMENTAL

                                          _____________________________________
                                                        Signature
                                          _____________________________________
                                                Signature (Joint Owners)
                                          _____________________________________
                                                          Date

BY SIGNING AND DATING THE LOWER PORTION OF THIS FORM, YOU INSTRUCT THE PERSONS NAMED BELOW TO, AND THEY WILL, VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS FORM AT ONCE IN THE ENCLOSED ENVELOPE.

          THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES OF
                     JOHN HANCOCK VARIABLE SERIES TRUST I

                               MANAGED PORTFOLIO

                SPECIAL MEETING OF SHAREHOLDERS APRIL 14, 1997

THOMAS J. LEE AND HENRY D. SHAW, AND EACH OF THEM, WITH POWER OF SUBSTITUTION IN EACH, ARE HEREBY INSTRUCTED TO VOTE THE SHARES HELD IN THE FUND PORTFOLIO ATTRIBUTABLE TO THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 14, 1997, AND AT ANY ADJOURNMENT THEREOF, AS SPECIFIED BELOW.

TO VOTE MARK AN [X] IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. KEEP THIS PORTION FOR YOUR RECORDS.

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

                  (DETACH HERE AND RETURN THIS PORTION ONLY)

VOTE ON PROPOSALS

FOR  AGAINST  ABSTAIN

[_]    [_]      [_]                       2. APPROVAL OF AMENDED MANAGEMENT
                                            AGREEMENT TO REALLOCATE FUND
                                            EXPENSES

[_]    [_]      [_]                       7. APPROVAL OF MODIFICATION OF
                                            INVESTMENT RESTRICTIONS TO ALLOW
                                            THE PORTFOLIO TO PURCHASE RULE
                                            144A SECURITIES

                                          _____________________________________
                                                        Signature
                                          _____________________________________
                                                Signature (Joint Owners)
                                          _____________________________________
                                                          Date

BY SIGNING AND DATING THE LOWER PORTION OF THIS FORM, YOU INSTRUCT THE PERSONS NAMED BELOW TO, AND THEY WILL, VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS FORM AT ONCE IN THE ENCLOSED ENVELOPE.

          THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES OF
                     JOHN HANCOCK VARIABLE SERIES TRUST I

                     SHORT-TERM U.S. GOVERNMENT PORTFOLIO

                SPECIAL MEETING OF SHAREHOLDERS APRIL 14, 1997

THOMAS J. LEE AND HENRY D. SHAW, AND EACH OF THEM, WITH POWER OF SUBSTITUTION IN EACH, ARE HEREBY INSTRUCTED TO VOTE THE SHARES HELD IN THE FUND PORTFOLIO ATTRIBUTABLE TO THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 14, 1997, AND AT ANY ADJOURNMENT THEREOF, AS SPECIFIED BELOW.

TO VOTE MARK AN [X] IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. KEEP THIS PORTION FOR YOUR RECORDS.

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

                  (DETACH HERE AND RETURN THIS PORTION ONLY)

VOTE ON PROPOSALS

FOR  AGAINST  ABSTAIN

[_]    [_]      [_]                       2. APPROVAL OF AMENDED MANAGEMENT
                                            AGREEMENT TO REALLOCATE FUND
                                            EXPENSES

[_]    [_]      [_]                       4. APPROVAL OF AMENDED MANAGEMENT
                                            AGREEMENT REFLECTING REDUCTION IN
                                            INVESTMENT ADVISORY FEE

                                          _____________________________________
                                                        Signature
                                          _____________________________________
                                                Signature (Joint Owners)
                                          _____________________________________
                                                          Date

BY SIGNING AND DATING THE LOWER PORTION OF THIS FORM, YOU INSTRUCT THE PERSONS NAMED BELOW TO, AND THEY WILL, VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS FORM AT ONCE IN THE ENCLOSED ENVELOPE.

          THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES OF
                     JOHN HANCOCK VARIABLE SERIES TRUST I

                        SPECIAL OPPORTUNITIES PORTFOLIO

                SPECIAL MEETING OF SHAREHOLDERS APRIL 14, 1997

THOMAS J. LEE AND HENRY D. SHAW, AND EACH OF THEM, WITH POWER OF SUBSTITUTION IN EACH, ARE HEREBY INSTRUCTED TO VOTE THE SHARES HELD IN THE FUND PORTFOLIO ATTRIBUTABLE TO THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 14, 1997, AND AT ANY ADJOURNMENT THEREOF, AS SPECIFIED BELOW.

TO VOTE MARK AN [X] IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. KEEP THIS PORTION FOR YOUR RECORDS.

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

                  (DETACH HERE AND RETURN THIS PORTION ONLY)

VOTE ON PROPOSALS

FOR  AGAINST  ABSTAIN

[_]    [_]      [_]                       2. APPROVAL OF AMENDED MANAGEMENT
                                            AGREEMENT TO REALLOCATE FUND
                                            EXPENSES

                                          _____________________________________
                                                        Signature
                                          _____________________________________
                                                Signature (Joint Owners)
                                          _____________________________________
                                                          Date

BY SIGNING AND DATING THE LOWER PORTION OF THIS FORM, YOU INSTRUCT THE PERSONS NAMED BELOW TO, AND THEY WILL, VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS FORM AT ONCE IN THE ENCLOSED ENVELOPE.

          THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES OF
                     JOHN HANCOCK VARIABLE SERIES TRUST I

                       INTERNATIONAL EQUITIES PORTFOLIO

                SPECIAL MEETING OF SHAREHOLDERS APRIL 14, 1997

THOMAS J. LEE AND HENRY D. SHAW, AND EACH OF THEM, WITH POWER OF SUBSTITUTION IN EACH, ARE HEREBY INSTRUCTED TO VOTE THE SHARES HELD IN THE FUND PORTFOLIO ATTRIBUTABLE TO THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 14, 1997, AND AT ANY ADJOURNMENT THEREOF, AS SPECIFIED BELOW.

TO VOTE MARK AN [X] IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. KEEP THIS PORTION FOR YOUR RECORDS.

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

                  (DETACH HERE AND RETURN THIS PORTION ONLY)

VOTE ON PROPOSALS

FOR  AGAINST  ABSTAIN

[_]    [_]      [_]                       2. APPROVAL OF AMENDED MANAGEMENT
                                            AGREEMENT TO REALLOCATE FUND
                                            EXPENSES

                                          _____________________________________
                                                        Signature
                                          _____________________________________
                                                Signature (Joint Owners)
                                          _____________________________________
                                                          Date

BY SIGNING AND DATING THE LOWER PORTION OF THIS FORM, YOU INSTRUCT THE PERSONS NAMED BELOW TO, AND THEY WILL, VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS FORM AT ONCE IN THE ENCLOSED ENVELOPE.

          THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES OF
                     JOHN HANCOCK VARIABLE SERIES TRUST I

                         REAL ESTATE EQUITY PORTFOLIO

                SPECIAL MEETING OF SHAREHOLDERS APRIL 14, 1997

THOMAS J. LEE AND HENRY D. SHAW, AND EACH OF THEM, WITH POWER OF SUBSTITUTION IN EACH, ARE HEREBY INSTRUCTED TO VOTE THE SHARES HELD IN THE FUND PORTFOLIO ATTRIBUTABLE TO THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 14, 1997, AND AT ANY ADJOURNMENT THEREOF, AS SPECIFIED BELOW.

TO VOTE MARK AN [X] IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. KEEP THIS PORTION FOR YOUR RECORDS.

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

                  (DETACH HERE AND RETURN THIS PORTION ONLY)

VOTE ON PROPOSALS

FOR  AGAINST  ABSTAIN

[_]    [_]      [_]                       2. APPROVAL OF AMENDED MANAGEMENT
                                            AGREEMENTS TO REALLOCATE FUND
                                            EXPENSES

                                          _____________________________________
                                                        Signature
                                          _____________________________________
                                                Signature (Joint Owners)
                                          _____________________________________
                                                          Date

BY SIGNING AND DATING THE LOWER PORTION OF THIS FORM, YOU INSTRUCT THE PERSONS NAMED BELOW TO, AND THEY WILL, VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS FORM AT ONCE IN THE ENCLOSED ENVELOPE.

          THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES OF
                     JOHN HANCOCK VARIABLE SERIES TRUST I

                           GROWTH & INCOME PORTFOLIO

                SPECIAL MEETING OF SHAREHOLDERS APRIL 14, 1997

THOMAS J. LEE AND HENRY D. SHAW, AND EACH OF THEM, WITH POWER OF SUBSTITUTION IN EACH, ARE HEREBY INSTRUCTED TO VOTE THE SHARES HELD IN THE FUND PORTFOLIO ATTRIBUTABLE TO THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 14, 1997, AND AT ANY ADJOURNMENT THEREOF, AS SPECIFIED BELOW.

TO VOTE MARK AN [X] IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. KEEP THIS PORTION FOR YOUR RECORDS.

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

                  (DETACH HERE AND RETURN THIS PORTION ONLY)

VOTE ON PROPOSALS

FOR  AGAINST  ABSTAIN

[_]    [_]      [_]                       2. APPROVAL OF AMENDED MANAGEMENT
                                            AGREEMENT TO REALLOCATE FUND
                                            EXPENSES

                                          _____________________________________
                                                        Signature
                                          _____________________________________
                                                Signature (Joint Owners)
                                          _____________________________________
                                                          Date

BY SIGNING AND DATING THE LOWER PORTION OF THIS FORM, YOU INSTRUCT THE PERSONS NAMED BELOW TO, AND THEY WILL, VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS FORM AT ONCE IN THE ENCLOSED ENVELOPE.

          THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES OF
                     JOHN HANCOCK VARIABLE SERIES TRUST I

                           LARGE CAP VALUE PORTFOLIO

                SPECIAL MEETING OF SHAREHOLDERS APRIL 14, 1997

THOMAS J. LEE AND HENRY D. SHAW, AND EACH OF THEM, WITH POWER OF SUBSTITUTION IN EACH, ARE HEREBY INSTRUCTED TO VOTE THE SHARES HELD IN THE FUND PORTFOLIO ATTRIBUTABLE TO THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 14, 1997, AND AT ANY ADJOURNMENT THEREOF, AS SPECIFIED BELOW.

TO VOTE MARK AN [X] IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. KEEP THIS PORTION FOR YOUR RECORDS.

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

                  (DETACH HERE AND RETURN THIS PORTION ONLY)

VOTE ON PROPOSALS

FOR  AGAINST  ABSTAIN

[_]    [_]      [_]                       1. APPROVAL OF MANAGEMENT AGREEMENT
                                            AND RELATED SUB-INVESTMENT
                                            MANAGEMENT AGREEMENT

[_]    [_]      [_]                       2. APPROVAL OF AMENDED MANAGEMENT
                                            AGREEMENT TO REALLOCATE FUND
                                            EXPENSES

                                          _____________________________________
                                                        Signature
                                          _____________________________________
                                                Signature (Joint Owners)
                                          _____________________________________
                                                          Date

BY SIGNING AND DATING THE LOWER PORTION OF THIS FORM, YOU INSTRUCT THE PERSONS NAMED BELOW TO, AND THEY WILL, VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS FORM AT ONCE IN THE ENCLOSED ENVELOPE.

          THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES OF
                     JOHN HANCOCK VARIABLE SERIES TRUST I

                           MID CAP GROWTH PORTFOLIO

                SPECIAL MEETING OF SHAREHOLDERS APRIL 14, 1997

THOMAS J. LEE AND HENRY D. SHAW, AND EACH OF THEM, WITH POWER OF SUBSTITUTION IN EACH, ARE HEREBY INSTRUCTED TO VOTE THE SHARES HELD IN THE FUND PORTFOLIO ATTRIBUTABLE TO THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 14, 1997, AND AT ANY ADJOURNMENT THEREOF, AS SPECIFIED BELOW.

TO VOTE MARK AN [X] IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. KEEP THIS PORTION FOR YOUR RECORDS.

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

                  (DETACH HERE AND RETURN THIS PORTION ONLY)

VOTE ON PROPOSALS

FOR  AGAINST  ABSTAIN

[_]    [_]      [_]                       1. APPROVAL OF MANAGEMENT AGREEMENT
                                            AND RELATED SUB-INVESTMENT
                                            MANAGEMENT AGREEMENT

                                          2. APPROVAL OF AMENDED MANAGEMENT
[_]    [_]      [_]                         AGREEMENT TO REALLOCATE FUND
                                            EXPENSES

                                          _____________________________________
                                                        Signature
                                          _____________________________________
                                                Signature (Joint Owners)
                                          _____________________________________
                                                          Date

BY SIGNING AND DATING THE LOWER PORTION OF THIS FORM, YOU INSTRUCT THE PERSONS NAMED BELOW TO, AND THEY WILL, VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS FORM AT ONCE IN THE ENCLOSED ENVELOPE.

          THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES OF
                     JOHN HANCOCK VARIABLE SERIES TRUST I

                            MID CAP VALUE PORTFOLIO

                SPECIAL MEETING OF SHAREHOLDERS APRIL 14, 1997

THOMAS J. LEE AND HENRY D. SHAW, AND EACH OF THEM, WITH POWER OF SUBSTITUTION IN EACH, ARE HEREBY INSTRUCTED TO VOTE THE SHARES HELD IN THE FUND PORTFOLIO ATTRIBUTABLE TO THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 14, 1997, AND AT ANY ADJOURNMENT THEREOF, AS SPECIFIED BELOW.

TO VOTE MARK AN [X] IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. KEEP THIS PORTION FOR YOUR RECORDS.

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

                  (DETACH HERE AND RETURN THIS PORTION ONLY)

VOTE ON PROPOSALS

FOR  AGAINST  ABSTAIN

[_]    [_]      [_]                       1. APPROVAL OF MANAGEMENT AGREEMENT
                                            AND RELATED SUB-INVESTMENT
                                            MANAGEMENT AGREEMENT

[_]    [_]      [_]                       2. APPROVAL OF AMENDED MANAGEMENT
                                            AGREEMENT TO REALLOCATE FUND
                                            EXPENSES

                                          _____________________________________
                                                        Signature
                                          _____________________________________
                                                Signature (Joint Owners)
                                          _____________________________________
                                                          Date

BY SIGNING AND DATING THE LOWER PORTION OF THIS FORM, YOU INSTRUCT THE PERSONS NAMED BELOW TO, AND THEY WILL, VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS FORM AT ONCE IN THE ENCLOSED ENVELOPE.

          THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES OF
                     JOHN HANCOCK VARIABLE SERIES TRUST I

                          SMALL CAP GROWTH PORTFOLIO

                SPECIAL MEETING OF SHAREHOLDERS APRIL 14, 1997

THOMAS J. LEE AND HENRY D. SHAW, AND EACH OF THEM, WITH POWER OF SUBSTITUTION IN EACH, ARE HEREBY INSTRUCTED TO VOTE THE SHARES HELD IN THE FUND PORTFOLIO ATTRIBUTABLE TO THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 14, 1997, AND AT ANY ADJOURNMENT THEREOF, AS SPECIFIED BELOW.

TO VOTE MARK AN [X] IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. KEEP THIS PORTION FOR YOUR RECORDS.

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

                  (DETACH HERE AND RETURN THIS PORTION ONLY)

VOTE ON PROPOSALS

FOR  AGAINST  ABSTAIN

[_]    [_]      [_]                       1. APPROVAL OF MANAGEMENT AGREEMENT
                                            AND RELATED SUB-INVESTMENT
                                            MANAGEMENT AGREEMENT

[_]    [_]      [_]                       2. APPROVAL OF AMENDED MANAGEMENT
                                            AGREEMENT TO REALLOCATE FUND
                                            EXPENSES

                                          _____________________________________
                                                        Signature
                                          _____________________________________
                                                Signature (Joint Owners)
                                          _____________________________________
                                                          Date

BY SIGNING AND DATING THE LOWER PORTION OF THIS FORM, YOU INSTRUCT THE PERSONS NAMED BELOW TO, AND THEY WILL, VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS FORM AT ONCE IN THE ENCLOSED ENVELOPE.

          THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES OF
                     JOHN HANCOCK VARIABLE SERIES TRUST I

                           SMALL CAP VALUE PORTFOLIO

                SPECIAL MEETING OF SHAREHOLDERS APRIL 14, 1997

THOMAS J. LEE AND HENRY D. SHAW, AND EACH OF THEM, WITH POWER OF SUBSTITUTION IN EACH, ARE HEREBY INSTRUCTED TO VOTE THE SHARES HELD IN THE FUND PORTFOLIO ATTRIBUTABLE TO THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 14, 1997, AND AT ANY ADJOURNMENT THEREOF, AS SPECIFIED BELOW.

TO VOTE MARK AN [X] IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. KEEP THIS PORTION FOR YOUR RECORDS.

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

                  (DETACH HERE AND RETURN THIS PORTION ONLY)

VOTE ON PROPOSALS

FOR  AGAINST  ABSTAIN

[_]    [_]      [_]                       1. APPROVAL OF MANAGEMENT AGREEMENT
                                            AND RELATED SUB-INVESTMENT
                                            MANAGEMENT AGREEMENT

[_]    [_]      [_]                       2. APPROVAL OF AMENDED MANAGEMENT
                                            AGREEMENT TO REALLOCATE FUND
                                            EXPENSES

                                          _____________________________________
                                                        Signature
                                          _____________________________________
                                                Signature (Joint Owners)
                                          _____________________________________
                                                          Date

BY SIGNING AND DATING THE LOWER PORTION OF THIS FORM, YOU INSTRUCT THE PERSONS NAMED BELOW TO, AND THEY WILL, VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS FORM AT ONCE IN THE ENCLOSED ENVELOPE.

          THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES OF
                     JOHN HANCOCK VARIABLE SERIES TRUST I

                           STRATEGIC BOND PORTFOLIO

                SPECIAL MEETING OF SHAREHOLDERS APRIL 14, 1997

THOMAS J. LEE AND HENRY D. SHAW, AND EACH OF THEM, WITH POWER OF SUBSTITUTION IN EACH, ARE HEREBY INSTRUCTED TO VOTE THE SHARES HELD IN THE FUND PORTFOLIO ATTRIBUTABLE TO THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 14, 1997, AND AT ANY ADJOURNMENT THEREOF, AS SPECIFIED BELOW.

TO VOTE MARK AN [X] IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. KEEP THIS PORTION FOR YOUR RECORDS.

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

                  (DETACH HERE AND RETURN THIS PORTION ONLY)

VOTE ON PROPOSALS

FOR  AGAINST  ABSTAIN

[_]    [_]      [_]                       1. APPROVAL OF MANAGEMENT AGREEMENT
                                            AND RELATED SUB-INVESTMENT
                                            MANAGEMENT AGREEMENT

[_]    [_]      [_]                       2. APPROVAL OF AMENDED MANAGEMENT
                                            AGREEMENT TO REALLOCATE FUND
                                            EXPENSES

                                          _____________________________________
                                                        Signature
                                          _____________________________________
                                                Signature (Joint Owners)
                                          _____________________________________
                                                          Date

BY SIGNING AND DATING THE LOWER PORTION OF THIS FORM, YOU INSTRUCT THE PERSONS NAMED BELOW TO, AND THEY WILL, VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS FORM AT ONCE IN THE ENCLOSED ENVELOPE.

          THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES OF
                     JOHN HANCOCK VARIABLE SERIES TRUST I

                     INTERNATIONAL OPPORTUNITIES PORTFOLIO

                SPECIAL MEETING OF SHAREHOLDERS APRIL 14, 1997

THOMAS J. LEE AND HENRY D. SHAW, AND EACH OF THEM, WITH POWER OF SUBSTITUTION IN EACH, ARE HEREBY INSTRUCTED TO VOTE THE SHARES HELD IN THE FUND PORTFOLIO ATTRIBUTABLE TO THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 14, 1997, AND AT ANY ADJOURNMENT THEREOF, AS SPECIFIED BELOW.

TO VOTE MARK AN [X] IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. KEEP THIS PORTION FOR YOUR RECORDS.

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

                  (DETACH HERE AND RETURN THIS PORTION ONLY)

VOTE ON PROPOSALS

FOR  AGAINST  ABSTAIN

[_]    [_]      [_]                       1. APPROVAL OF MANAGEMENT AGREEMENT
                                            AND RELATED SUB-INVESTMENT
                                            MANAGEMENT AGREEMENT

[_]    [_]      [_]                       2. APPROVAL OF AMENDED MANAGEMENT
                                            AGREEMENT TO REALLOCATE FUND
                                            EXPENSES

                                          _____________________________________
                                                        Signature
                                          _____________________________________
                                                Signature (Joint Owners)
                                          _____________________________________
                                                          Date

BY SIGNING AND DATING THE LOWER PORTION OF THIS FORM, YOU INSTRUCT THE PERSONS NAMED BELOW TO, AND THEY WILL, VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS FORM AT ONCE IN THE ENCLOSED ENVELOPE.

          THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES OF
                     JOHN HANCOCK VARIABLE SERIES TRUST I

                       INTERNATIONAL BALANCED PORTFOLIO

                SPECIAL MEETING OF SHAREHOLDERS APRIL 14, 1997

THOMAS J. LEE AND HENRY D. SHAW, AND EACH OF THEM, WITH POWER OF SUBSTITUTION IN EACH, ARE HEREBY INSTRUCTED TO VOTE THE SHARES HELD IN THE FUND PORTFOLIO ATTRIBUTABLE TO THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 14, 1997, AND AT ANY ADJOURNMENT THEREOF, AS SPECIFIED BELOW.

TO VOTE MARK AN [X] IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. KEEP THIS PORTION FOR YOUR RECORDS.

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

                  (DETACH HERE AND RETURN THIS PORTION ONLY)

VOTE ON PROPOSALS

FOR  AGAINST  ABSTAIN

[_]    [_]      [_]                       1. APPROVAL OF MANAGEMENT AGREEMENT
                                            AND RELATED SUB-INVESTMENT
                                            MANAGEMENT AGREEMENT

[_]    [_]      [_]                       2. APPROVAL OF AMENDED MANAGEMENT
                                            AGREEMENT TO REALLOCATE FUND
                                            EXPENSES

                                          _____________________________________
                                                        Signature
                                          _____________________________________
                                                Signature (Joint Owners)
                                          _____________________________________
                                                          Date

BY SIGNING AND DATING THE LOWER PORTION OF THIS FORM, YOU INSTRUCT THE PERSONS NAMED BELOW TO, AND THEY WILL, VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS FORM AT ONCE IN THE ENCLOSED ENVELOPE.

          THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES OF
                     JOHN HANCOCK VARIABLE SERIES TRUST I

                          LARGE CAP GROWTH PORTFOLIO

                SPECIAL MEETING OF SHAREHOLDERS APRIL 14, 1997

THOMAS J. LEE AND HENRY D. SHAW, AND EACH OF THEM, WITH POWER OF SUBSTITUTION IN EACH, ARE HEREBY INSTRUCTED TO VOTE THE SHARES HELD IN THE FUND PORTFOLIO ATTRIBUTABLE TO THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 14, 1997, AND AT ANY ADJOURNMENT THEREOF, AS SPECIFIED BELOW.

TO VOTE MARK AN [X] IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. KEEP THIS PORTION FOR YOUR RECORDS.

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

                  (DETACH HERE AND RETURN THIS PORTION ONLY)

VOTE ON PROPOSALS

FOR  AGAINST  ABSTAIN

[_]    [_]      [_]                       1. APPROVAL OF MANAGEMENT AGREEMENT
                                            AND RELATED SUB-INVESTMENT
                                            MANAGEMENT AGREEMENT

[_]    [_]      [_]                       2. APPROVAL OF AMENDED MANAGEMENT
                                            AGREEMENT TO REALLOCATE FUND
                                            EXPENSES

                                          _____________________________________
                                                        Signature
                                          _____________________________________
                                                Signature (Joint Owners)
                                          _____________________________________
                                                          Date